UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: April 30

(MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund)

Date of reporting period: October 31, 2017

FORM N-CSR

The information presented in this Form N-CSR relates solely to the

MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term

Bond Fund, series of the Registrant.

Item 1.	Reports to Stockholders.

MainStay Absolute Return Multi-Strategy Fund

Message from the President and Semiannual Report

Unaudited  |  October 31, 2017

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Message from the President

The six months ended October 31, 2017, brought relatively strong performance to equity markets in the United States and abroad. Stocks in international and emerging markets provided solid double-digit returns during the reporting period.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid single-digit returns during the reporting period. Growth stocks were particularly strong, outperforming value stocks at all capitalization levels and providing double-digit returns among all but the very smallest of companies.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. With a new administration in place, many investors in the U.S. looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range in June of 2017, increasing the target range to 1.00% to 1.25% at the end of the reporting period. U.S. Treasury yields rose on securities with maturities of 10 years or less, but yields fell modestly on U.S. Treasury securities with maturities of 20 or 30 years.

Despite these yield variations, virtually all sectors of the fixed-income market recorded positive total returns during the reporting period. Returns were generally higher for securities with longer maturities and for asset classes that tend to involve higher risk. Convertible bonds, whose performance is closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income asset class during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the six months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended October 31, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/18/2015	–4.84 0.70%	–3.07 2.57%	–1.26 1.12%	3.38 3.38%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/18/2015	–5.03 0.50	–3.39 2.23	–1.52 0.85	3.65 3.65
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/18/2015	–0.80 0.20	0.49 1.49	0.07 0.07	4.40 4.40
Class I Shares	No Sales Charge		6/18/2015	0.80	2.89	1.34	3.14

Benchmark Performance	Six Months	One Year	Since Inception
HFRX Absolute Return Index[3]	2.70%	3.73%	1.85%
S&P 500® Index[4]	9.10	23.63	10.81
Morningstar Multialternative Category Average[5]	2.65	5.48	0.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above (if any), changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Consolidated Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The HFRX Absolute Return Index is the Fund’s primary broad-based securities market index for comparison purposes. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The S&P 500® Index is the Fund’s secondary benchmark index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Multialternative Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Cost in Dollars of a $1,000 Investment in MainStay Absolute Return Multi-Strategy Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,007.00	$14.37	$1,010.90	$14.39	2.84%

Investor Class Shares	$1,000.00	$1,005.00	$15.67	$1,009.60	$15.70	3.10%

Class C Shares	$1,000.00	$1,002.00	$19.43	$1,005.80	$19.46	3.85%

Class I Shares	$1,000.00	$1,008.00	$13.16	$1,012.10	$13.19	2.60%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

6	MainStay Absolute Return Multi-Strategy Fund

Strategy Allocation as of October 31, 20171 (Unaudited)

1	Percentages based on total net assets.

Equity Market Neutral:  This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage:  This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Fund’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbi-trage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures:  This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”).

Master Limited Partnerships (“MLPs”) and Other Energy Companies:  This strategy seeks to deliver both high current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Cana-dian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources. The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income:  This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps, options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro:  This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

7

Tactical Allocation:  This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Fund is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Fund.

Other Strategies:  The Manager may modify the strategies summarized above and allocate the Fund’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms of arbitrage.

8	MainStay Absolute Return Multi-Strategy Fund

Manager Allocation as of October 31, 20171 (Unaudited)

1	Percentages based on total net assets.

Top Ten Holdings or Issuers Held as of October 31, 2017 (excluding short-term investments) (Unaudited)

1.	MPLX, L.P.

2.	Energy Transfer Equity, L.P.

3.	Synlab Bondco PLC, 6.25%, due 7/1/22

4.	1011778 B.C. ULC / New Red Finance, Inc., 4.625%, due 1/15/22

5.	Williams Cos., Inc.
6.	Equinix, Inc.

7.	Global X Lithium & Battery Tech ETF

8.	Energy Transfer Partners, L.P.

9.	Dollar Tree, Inc., 5.75%, due 3/1/23

10.	Targa Resources Corp.

Top Five Short Positions as of October 31, 2017 (Unaudited)

1.	United States Oil Fund, L.P.

2.	SPDR S&P 500 ETF Trust

3.	Liberty Media Corp-Liberty Formula One

4.	White Mountains Insurance Group, Ltd.

5.	Altice N.V.

9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Absolute Return Multi-Strategy Fund perform relative to its benchmarks and peers during the six months ended October 31, 2017?

Excluding all sales charges, MainStay Absolute Return Multi-Strategy Fund returned 0.70% for Class A shares, 0.50% for Investor Class shares and 0.20% for Class C shares for the six months ended October 31, 2017. Over the same period, Class I shares returned 0.80%. For the six months ended October 31, 2017, all share classes underperformed the 2.70% return of the HFRX Absolute Return Index,2 which is the Fund’s broad-based securities-market index; the 9.10% return of the S&P 500® Index,2 which is the Fund’s secondary benchmark index; and the 2.65% return of the Morningstar Multialternative Category Average.3 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance relative to its primary benchmark during the reporting period?

Several factors contributed to the Fund’s performance relative to the HFRX Absolute Return Index. (Contributions take weightings and total returns into account.) The primary positive contributors were the tactical/completion and global alpha strategies. The most substantial detractor was the midstream master limited partnership (“MLP”) strategy. The MLP sector was in transition during the reporting period, as MLPs have lowered payouts and moved toward a self-funding model. The resulting uncertainty, however, created some negative sentiment during the reporting period that adversely affected these holdings.

During the reporting period, how did the Fund’s performance correlate with traditional equity and fixed-income indices?

The Fund maintained low correlation to traditional equity indices and low correlation to traditional investment-grade fixed-income indices during the reporting period. The Fund’s correlation to the S&P 500® Index was 17%. The Fund’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index was 6%.

During the reporting period, how did the Fund’s volatility compare to that of traditional equity and fixed-income indices?

Volatility reflects sharp up or down movements in the price of securities, commodities or markets over relatively short periods.

During the reporting period, the Fund’s volatility was closer to that of traditional investment-grade fixed-income indices and lower than traditional equity indices. The Fund’s volatility during the reporting period was 2.8%. This compared to 2.6% for the Bloomberg Barclays U.S. Aggregate Bond Index, 1.6% for the ICE BofA Merrill Lynch U.S. High Yield Master II Index4 and 6.7% for the S&P 500® Index.

How did the Fund use derivatives during the reporting period?

Derivatives are used by the Fund for a variety of purposes, including alpha5 generation, hedging and/or operational efficiency. For example, we used total return swaps for alpha generation in the tactical allocation sleeve to gain exposure to certain alternative beta indices. The nontraditional fixed-income managers used interest-rate derivatives for hedging specific exposures in their sleeves. Also, in the tactical allocation sleeve, certain exposures were assumed through total return swaps because of operational efficiency (leveraging better trading and operational infrastructure of external providers for cost efficiency). We believe that measuring the impact of derivatives on performance as positive or negative does not properly reflect the utility of derivatives to the Fund because of the functions they perform within the Fund. For example, a hedge performing as expected might have a negative contribution to return even as it serves its intended function to reduce a risk of an exposure. Nevertheless, derivatives contributed positively to the Fund’s performance during the reporting period.

How did you allocate the Fund’s assets among each of the strategies during the reporting period and why?

The Fund’s allocations are based on the estimated optimal risk-return distribution of assets, taking into account both the risk and return expectations. See the chart on page 7 for strategy allocations as of October 31, 2017. (It is generally not possible to increase return without taking additional risk, and the Fund generally cannot reduce risk without also reducing return.) These estimates of risk and return are long term in nature; and as a result, allocations tend to be quite stable over time. The Fund’s allocation to an individual strategy may change if there is a statistically significant change in the risk-return characteristics of a strategy, if the outlook of a strategy improves substantially or if an attractive new strategy has become available for

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on the Morningstar Multialternative Category Average.
4.	The ICE BofA Merrill Lynch U.S. High Yield Master II Index monitors the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. An investment cannot be made directly in an index.
5.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

10	MainStay Absolute Return Multi-Strategy Fund

investment that we believe would likely further support the Fund’s investment goal.

How did the tactical allocation among the strategies affect the Fund’s performance during the reporting period?

In early May 2017, we decided to lower the Fund’s exposure to the managed futures strategy in favor of the global macro strategy. This was done to reduce concentration risk, and it contributed positively to the Fund’s performance. In early June 2017, we reduced the Fund’s allocation to the risk arbitrage strategy because of the strategy’s low risk/return potential. The assets were moved to the tactical/completion strategy, which contributed positively to the Fund’s performance. In mid-September, we moved some exposure from the tactical/completion strategy to the midstream MLP strategy, which detracted from the Fund’s performance.

During the reporting period, how did each strategy either contribute to or detract from the Fund’s absolute performance?

During the reporting period, the Fund saw its greatest positive contributions from tactical allocation (+0.84%), global macro (+0.78%) and equity market neutral (+0.54%). Other positive contributions came from credit opportunities6 (+0.43%) and flexible bond (+0.24%). Negative contributors during the reporting period included risk arbitrage (–0.10%), managed futures (–0.29%), and midstream MLP7 (–0.96%).

How did the Fund’s strategy weightings change during the reporting period?

Aside from the tactical shifts previously discussed, there were no strategic changes to the Fund’s weightings during the reporting period.

6.	The credit long/short or non-traditional fixed-income portion of the Fund consists of two underlying strategies: the flexible bond strategy and the credit opportunities strategy.
7.	The Master Limited Partnerships and other energy companies portion of the Fund consists of two underlying strategies. The midstream MLP strategy and the upstream MLP strategy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Consolidated Portfolio of Investments October 31, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 14.0%† Corporate Bonds 10.1%
Aerospace & Defense 0.1%
Leonardo S.p.A. Series Reg S 1.50%, due 6/7/24	$100,000	$119,267

Apparel 0.1%
Hanesbrands Finance Luxembourg SCA Series Reg S 3.50%, due 6/15/24	100,000	125,792

Auto Parts & Equipment 0.4%
Adient Global Holdings, Ltd. Series Reg S 3.50%, due 8/15/24	100,000	122,979
IHO Verwaltungs GmbH (a)
Series Reg S, 3.25% (4.00% PIK), due 9/15/23	100,000	122,169
Series Reg S, 3.75% (4.50% PIK), due 9/15/26	200,000	249,278

		494,426

Banks 0.3%
Bank of America Corp.
4.20%, due 8/26/24	55,000	58,080
5.625%, due 7/1/20	50,000	54,258
Citigroup, Inc. 4.60%, due 3/9/26	60,000	63,951
Goldman Sachs Group, Inc.
3.50%, due 11/16/26	30,000	30,042
5.375%, due 3/15/20	50,000	53,529
6.75%, due 10/1/37	10,000	13,202
Morgan Stanley
5.00%, due 11/24/25	55,000	59,995
5.50%, due 1/26/20	50,000	53,578

		386,635

Building Materials 0.2%
Cemex S.A.B. de C.V.
Series Reg S 4.375%, due 3/5/23	EUR100,000	123,689
Series Reg S 4.75%, due 1/11/22	100,000	120,130

		243,819

Chemicals 0.1%
Axalta Coating Systems LLC Series Reg S 4.25%, due 8/15/24	100,000	125,539

	Principal Amount	Value
Chemicals (continued)
Chemours Co. 6.625%, due 5/15/23	$34,000	$36,040

		161,579

Commercial Services 0.5%
Arena Lux Finance S.A.R.L. Series Reg S 2.875%, due 11/1/24	EUR100,000	118,240
Brink’s Co. 4.625%, due 10/15/27 (b)	$94,000	93,539
La Financiere Atalian SAS Series Reg S 4.00%, due 5/15/24	EUR 200,000	244,619
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (b)	$100,000	103,000

		559,398

Distribution & Wholesale 0.2%
VWR Funding, Inc. Series Reg S 4.625%, due 4/15/22	EUR150,000	181,796

Electric 0.4%
EDP—Energias de Portugal S.A. Series Reg S 5.375% (EUR 5-Year Interest Swap Rate + 5.043%), due 9/16/75 (c)	100,000	130,353
Gas Natural Fenosa Finance B.V. Series Reg S 4.125% (EUR 8-Year Interest Swap Rate + 3.353%), due 11/18/22 (c)(d)	300,000	380,032

		510,385

Engineering & Construction 0.2%
SPIE S.A. Series Reg S 3.125%, due 3/22/24	200,000	243,861

Food 0.5%
Casino Guichard Perrachon S.A. Series Reg S 4.87% (EUR 5-Year Interest Swap Rate + 3.819%), due 1/31/19 (c)(d)	100,000	120,049
Kraft Heinz Foods Co. 2.80%, due 7/2/20	$95,000	96,227
Nomad Foods Bondco PLC Series Reg S 3.25%, due 5/15/24	EUR100,000	119,764

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)
∎	Among the Fund’s 5 largest short positions as of October 31, 2017. May be subject to change daily. (Unaudited)

12	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Post Holdings, Inc. 5.75%, due 3/1/27 (b)	$120,000	$124,650
Tyson Foods, Inc. 3.95%, due 8/15/24	105,000	110,685

		571,375

Food Services 0.2%
Aramark International Finance S.A.R.L. Series Reg S 3.125%, due 4/1/25	EUR 100,000	121,552
Aramark Services, Inc. 5.125%, due 1/15/24	$53,000	56,048

		177,600

Forest Products & Paper 0.2%
Smurfit Kappa Acquisitions Unlimited Co. Series Reg S 2.375%, due 2/1/24	EUR 200,000	244,514

Health Care—Products 0.2%
Boston Scientific Corp. 2.85%, due 5/15/20	$100,000	101,447
Hologic, Inc. 5.25%, due 7/15/22 (b)	141,000	147,169

		248,616

Health Care—Services 0.2%
HCA, Inc. 5.875%, due 3/15/22	20,000	21,900
Laboratory Corporation of America Holdings 2.625%, due 2/1/20	100,000	100,820
Unilabs Subholding A.B. Series Reg S 5.75%, due 5/15/25	EUR 100,000	120,504

		243,224

Home Builders 0.0%‡
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	$40,000	43,300

Household Products & Wares 0.2%
Spectrum Brands, Inc. Series Reg S 4.00%, due 10/1/26	EUR 200,000	246,913

Internet 0.2%
Netflix, Inc.
Series Reg S 3.625%, due 5/15/27	100,000	119,542
4.875%, due 4/15/28 (b)	$86,000	85,480

	Principal Amount	Value
Internet (continued)
VeriSign, Inc. 4.75%, due 7/15/27	$69,000	$71,070

		276,092

Lodging 0.2%
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24	100,000	102,125
NH Hotel Group S.A. Series Reg S 3.75%, due 10/1/23	EUR100,000	123,372

		225,497

Media 1.5%
Altice Financing S.A. Series Reg S 5.25%, due 2/15/23	100,000	122,309
Altice Luxembourg S.A. Series Reg S 7.25%, due 5/15/22	320,000	396,981
CCO Holdings LLC / CCO Holdings Capital Corp. (b)
5.875%, due 4/1/24	$100,000	106,500
5.875%, due 5/1/27	70,000	73,304
CSC Holdings LLC 10.875%, due 10/15/25 (b)	200,000	245,000
SFR Group S.A. 6.00%, due 5/15/22 (b)	200,000	208,500
Sirius XM Radio, Inc. (b)
3.875%, due 8/1/22	25,000	25,469
4.625%, due 5/15/23	45,000	46,125
6.00%, due 7/15/24	95,000	101,412
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)	200,000	210,000
Ziggo Secured Finance B.V. Series Reg S 4.25%, due 1/15/27	EUR 200,000	249,226

		1,784,826

Miscellaneous—Manufacturing 0.1%
Colfax Corp. Series Reg S 3.25%, due 5/15/25	100,000	122,088

Oil & Gas 0.2%
Petrobras Global Finance B.V. 7.375%, due 1/17/27	$65,000	72,183
Petroleos Mexicanos 6.75%, due 9/21/47 (b)	50,000	51,535
Seven Generations Energy, Ltd. 6.875%, due 6/30/23 (b)	18,000	19,215

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Southwestern Energy Co. 7.50%, due 4/1/26	$34,000	$35,275

		178,208

Packaging & Containers 0.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. Series Reg S 6.75%, due 5/15/24	EUR 200,000	260,611
Ball Corp. 4.375%, due 12/15/23	200,000	267,274
OI European Group B.V. Series Reg S 3.125%, due 11/15/24	100,000	121,734

		649,619

Pharmaceuticals 0.2%
Grifols S.A. Series Reg S 3.20%, due 5/1/25	200,000	236,464

Pipelines 0.1%
Cheniere Energy Partners, L.P. 5.25%, due 10/1/25 (b)	$96,000	98,880

Private Equity 0.1%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	50,000	51,657

Real Estate 0.1%
RESIDOMO Sro Series Reg S 3.375%, due 10/15/24	EUR 100,000	119,257

Real Estate Investment Trusts 0.4%
♦Equinix, Inc.
2.875%, due 10/1/25	200,000	238,939
5.375%, due 1/1/22	$27,000	28,210
5.375%, due 4/1/23	210,000	216,825

		483,974

Retail 1.4%
♦1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (b)	480,000	491,184
♦Dollar Tree, Inc. 5.75%, due 3/1/23	425,000	445,719

	Principal Amount	Value
Retail (continued)
Dufry One B.V. Series Reg S 2.50%, due 10/15/24	EUR 100,000	$119,427
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.00%, due 6/1/24 (b)	$159,000	167,745
Mobilux Finance S.A.S. Series Reg S 5.50%, due 11/15/24	EUR 100,000	125,513
O’Reilly Automotive, Inc. 3.80%, due 9/1/22	$80,000	83,756
PVH Corp. Series Reg S 3.625%, due 7/15/24	EUR 100,000	129,473

		1,562,817

Software 0.2%
Quintiles IMS, Inc. Series Reg S 3.25%, due 3/15/25	150,000	180,869

Telecommunications 0.8%
Nokia OYJ Series Reg S 2.00%, due 3/15/24	200,000	238,112
SoftBank Group Corp. Series Reg S 3.125%, due 9/19/25	130,000	153,137
T-Mobile USA, Inc.
6.375%, due 3/1/25	$50,000	54,000
6.836%, due 4/28/23	50,000	52,750
Telecom Italia Capital S.A. 6.999%, due 6/4/18	70,000	71,841
Wind Tre S.p.A.
Series Reg S 2.625%, due 1/20/23	EUR 200,000	234,018
Series Reg S 3.125%, due 1/20/25	100,000	116,834

		920,692

Total Corporate Bonds (Cost $11,182,524)		11,693,440

Foreign Bonds 3.9%
Belgium 0.3%
Ontex Group N.V. Series Reg S 4.75%, due 11/15/21	100,000	119,443
Solvay Finance S.A. Series Reg S 5.869% (EUR 5-Year Interest Swap Rate + 5.223%), due 6/03/24 (c)(d)	200,000	281,311

		400,754

14	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Bonds (continued)
France 0.9%
Accor S.A. Series Reg S 4.125% (EUR 5-Year Interest Swap Rate + 3.652%), due 6/30/20 (c)(d)	EUR200,000	$249,273
Crown European Holdings S.A. Series Reg S 3.375%, due 5/15/25	115,000	142,793
PSA Tresorerie GIE 6.00%, due 9/19/33	55,000	83,615
Rexel S.A. Series Reg S 3.50%, due 6/15/23	200,000	245,084
Veolia Environnement S.A. Series Reg S 4.85% (GBP 5-year swap rate + 3.629%), due 4/16/18 (c)(d)	GBP 200,000	269,461

		990,226

Germany 0.3%
Kirk Beauty One GmbH Series Reg S 8.75%, due 7/15/23	EUR 100,000	126,581
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH Series Reg S 5.125%, due 1/21/23	145,800	175,891

		302,472

Ireland 0.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. Series Reg S 4.125%, due 5/15/23	100,000	123,913

Italy 0.1%
Enel S.p.A. Series Reg S 7.75%, due 9/10/75 (c)	GBP 100,000	152,112

Luxembourg 0.1%
Telenet Finance V Luxembourg SCA Series Reg S 6.75%, due 8/15/24	EUR 100,000	126,118

Netherlands 0.7%
InterXion Holding N.V. Series Reg S 6.00%, due 7/15/20	150,000	180,616
Vonovia Finance B.V. Series Reg S 4.625% (EUR 5-Year Interest Swap Rate + 3.696%), due 4/8/74 (c)	300,000	369,548

	Principal Amount	Value
Netherlands (continued)
Ziggo Bond Co B.V. Series Reg S 7.125%, due 5/15/24	EUR210,000	$275,318

		825,482

Spain 0.3%
Cellnex Telecom S.A. Series Reg S 2.375%, due 1/16/24	100,000	121,471
Gestamp Funding Luxembourg S.A. Series Reg S 3.50%, due 5/15/23	100,000	122,018
Telefonica Europe B.V. Series Reg S 5.00% (EUR 6-Year Interest Swap Rate + 3.804%), due 3/31/20 (c)(d)	100,000	126,677

		370,166

Sweden 0.2%
Verisure Holding AB Series Reg S 6.00%, due 11/1/22	189,000	237,307

Switzerland 0.3%
Dufry Finance SCA Series Reg S 4.50%, due 8/1/23	300,000	371,296

United Kingdom 0.6%
Alliance Automotive Finance PLC Series Reg S 6.25%, due 12/1/21	125,000	150,056
♦Synlab Bondco PLC Series Reg S 6.25%, due 7/1/22	400,000	496,498

		646,554

Total Foreign Bonds (Cost $4,296,378)		4,546,400

Total Long-Term Bonds (Cost $15,478,902)		16,239,840

	Shares
Closed-End Funds 0.2%
Internet Software & Services 0.2%
Altaba, Inc. (e)	3,799	266,386

Total Closed-End Funds (Cost $152,724)		266,386

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks 30.0%
Aerospace & Defense 0.2%
Spirit AeroSystems Holdings, Inc., Class A (f)	1,200	$96,120
Triumph Group, Inc. (f)	3,800	117,990

		214,110

Airlines 0.5%
Air New Zealand, Ltd.	44,699	100,939
Deutsche Lufthansa A.G., Registered (f)	4,910	156,712
Finnair OYJ	539	7,032
International Consolidated Airlines Group S.A. (f)	17,126	144,632
Qantas Airways, Ltd.	29,868	140,585
SAS A.B. (e)	8,607	26,628

		576,528

Auto Components 0.1%
Leoni A.G. (f)	1,730	114,825
SAF-Holland S.A.	1,983	39,280

		154,105

Automobiles 0.3%
Fiat Chrysler Automobiles N.V. (e)(f)	7,883	136,268
Peugeot S.A. (f)	5,896	139,866
Renault S.A. (f)	309	30,645

		306,779

Banks 0.8%
Aldermore Group PLC (e)	29,475	117,833
Bancorp, Inc. (e)(f)	11,700	98,397
Bendigo & Adelaide Bank, Ltd. (f)	10,193	88,778
Customers Bancorp, Inc. (e)(f)	3,600	98,424
First BanCorp (e)(f)	23,100	118,965
Franklin Financial Network, Inc. (e)(f)	2,900	99,470
KeyCorp (f)	3,800	69,350
OFG Bancorp (f)	1,800	16,020
Raiffeisen Bank International A.G. (e)(f)	4,161	144,972
Unione di Banche Italiane S.p.A.	17,715	83,201

		935,410

Beverages 0.1%
Coca-Cola Bottling Co. Consolidated (f)	500	112,780
Stock Spirits Group PLC	3,677	12,307

		125,087

Biotechnology 0.1%
Shire PLC, ADR	359	52,999
TESARO, Inc. (e)	504	58,348

		111,347

Building Products 0.1%
Inwido AB	2,071	22,821
Owens Corning (f)	1,800	148,842

		171,663

	Shares	Value
Capital Markets 0.8%
Banca Generali S.p.A.	3,387	$111,574
Deutsche Boerse A.G.	1,340	138,420
INTL. FCStone, Inc. (e)(f)	2,100	87,171
Lazard, Ltd., Class A (f)	3,100	147,374
Legg Mason, Inc. (f)	3,500	133,630
LPL Financial Holdings, Inc. (f)	2,700	133,947
MLP S.E.	5,145	35,330
Natixis S.A. (f)	17,287	135,561

		923,007

Chemicals 0.6%
AdvanSix, Inc. (e)(f)	2,900	134,183
American Vanguard Corp. (f)	900	20,250
Chemours Co. (f)	2,700	152,847
Covestro A.G. (b)(f)	1,638	157,145
Lenzing A.G. (f)	361	48,863
Olin Corp. (f)	3,900	142,467
Rayonier Advanced Materials, Inc. (f)	3,000	43,110

		698,865

Commercial Services & Supplies 0.4%
Derichebourg S.A. (f)	10,226	109,124
Essendant, Inc. (f)	8,600	83,248
Heritage-Crystal Clean, Inc. (e)(f)	1,800	35,190
Pitney Bowes, Inc. (f)	10,100	138,774
Quad/Graphics, Inc. (f)	2,100	47,859

		414,195

Communications Equipment 0.2%
ARRIS International PLC (e)(f)	4,900	139,650
Comtech Telecommunications Corp. (f)	4,800	103,248

		242,898

Construction & Engineering 0.5%
ACS Actividades de Construccion y Servicios S.A. (f)	3,805	150,054
Astaldi S.p.A.	9,590	66,467
Bouygues S.A.	4,609	221,275
Maire Tecnimont S.p.A.	19,909	111,688
Monadelphous Group, Ltd. (f)	4,204	54,601
Mota-Engil SGPS S.A.	5,705	22,913

		626,998

Construction Materials 0.2%
Buzzi Unicem S.p.A.	6,207	98,403
Cementir Holding S.p.A.	6,319	53,696
CSR, Ltd.	31,746	115,167

		267,266

Consumer Finance 0.2%
Enova International, Inc. (e)(f)	8,600	127,710
Green Dot Corp., Class A (e)(f)	100	5,662
World Acceptance Corp. (e)(f)	1,400	122,500

		255,872

16	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Containers & Packaging 0.1%
Bemis Co., Inc.	1,330	$59,877

Diversified Consumer Services 0.1%
K12, Inc. (e)(f)	4,900	79,478
Regis Corp. (e)(f)	700	10,451

		89,929

Diversified Financial Services 0.4%
EXOR N.V.	5,266	337,682
FNFV Group (e)(f)	5,600	96,600

		434,282

Diversified Telecommunication Services 0.2%
Koninklijke KPN N.V.	21,060	72,712
Telecom Italia S.p.A.	169,539	120,566

		193,278

Electrical Equipment 0.2%
Regal Beloit Corp. (f)	1,800	146,070
TPI Composites, Inc. (e)(f)	4,300	107,715

		253,785

Electronic Equipment, Instruments & Components 0.5%
ALSO holding A.G., Registered (f)	168	22,733
Jabil, Inc. (f)	4,800	135,744
KEMET Corp. (e)(f)	5,100	131,019
Venture Corp., Ltd.	9,000	128,685
Zebra Technologies Corp., Class A (e)(f)	1,300	150,787

		568,968

Energy Equipment & Services 1.0%
Baker Hughes, a GE Co.	5,360	168,465
Exterran Corp. (e)(f)	3,600	116,172
Halliburton Co.	4,890	208,999
McDermott International, Inc. (e)(f)	16,000	105,920
Nabors Industries, Ltd. (f)	2,500	14,075
Oceaneering International, Inc. (f)	5,400	109,188
Petrofac, Ltd. (f)	18,855	105,002
TechnipFMC PLC (e)	7,256	197,273
Transocean, Ltd. (e)(f)	9,600	100,800

		1,125,894

Food & Staples Retailing 0.2%
Casino Guichard Perrachon S.A. (f)	77	4,398
Jean Coutu Group PJC, Inc., Class A	6,771	128,482
J Sainsbury PLC	14,075	45,332
Rallye S.A.	1,088	18,605

		196,817

Food Products 0.6%
Austevoll Seafood ASA	8,620	86,274
Bunge, Ltd. (f)	2,900	199,462
Grieg Seafood ASA (f)	7,984	75,803

	Shares	Value
Food Products (continued)
Norway Royal Salmon ASA	2,636	$51,151
Pilgrim’s Pride Corp. (e)(f)	5,000	158,900
Salmar ASA (f)	563	16,798
Seaboard Corp. (f)	17	74,802
TreeHouse Foods, Inc. (e)(f)	1,300	86,294

		749,484

Health Care Equipment & Supplies 0.7%
Cutera, Inc. (e)(f)	2,800	110,040
El.En. S.p.A.	408	11,549
Hill-Rom Holdings, Inc. (f)	1,900	153,349
Integer Holdings Corp. (e)(f)	1,700	82,620
Lantheus Holdings, Inc. (e)(f)	6,600	131,340
LeMaitre Vascular, Inc. (f)	1,300	41,613
Masimo Corp. (e)(f)	1,400	122,864
Merit Medical Systems, Inc. (e)(f)	2,700	102,735
West Pharmaceutical Services, Inc. (f)	600	60,840

		816,950

Health Care Providers & Services 0.5%
Centene Corp. (e)(f)	1,500	140,505
Cross Country Healthcare, Inc. (e)(f)	5,000	68,250
Magellan Health, Inc. (e)(f)	1,300	110,890
Molina Healthcare, Inc. (e)(f)	1,700	115,311
RadNet, Inc. (e)(f)	4,500	49,275
Triple-S Management Corp., Class B (e)(f)	2,000	48,020
WellCare Health Plans, Inc. (e)(f)	300	59,322

		591,573

Hotels, Restaurants & Leisure 0.6%
Darden Restaurants, Inc. (f)	1,700	139,859
EI Group PLC (e)	23,191	41,427
Genting Singapore PLC	160,000	143,203
International Game Technology PLC (f)	5,700	133,950
J.D. Wetherspoon PLC (f)	2,163	35,766
Scandic Hotels Group AB (b)	6,306	81,352
TUI A.G. (f)	6,380	115,241

		690,798

Household Durables 0.6%
Bassett Furniture Industries, Inc. (f)	300	11,640
Beazer Homes USA, Inc. (e)(f)	6,000	125,880
Berkeley Group Holdings PLC (f)	2,809	139,568
Persimmon PLC (f)	3,974	147,892
Redrow PLC (f)	8,175	70,683
Tupperware Brands Corp. (f)	1,900	111,625
ZAGG, Inc. (e)(f)	4,100	64,165

		671,453

Household Products 0.2%
Henkel A.G. & Co. KGaA	1,452	183,005

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Independent Power & Renewable Electricity Producers 0.0%‡
Falck Renewables S.p.A.	14,038	$24,430

Insurance 0.8%
Aegon N.V. (f)	24,259	143,212
Aspen Insurance Holdings, Ltd. (f)	600	25,740
Direct Line Insurance Group PLC	28,797	142,163
NN Group N.V. (f)	3,394	142,168
Old Mutual PLC	54,297	137,739
Societa Cattolica di Assicurazioni SC	13,065	141,611
State National Cos., Inc.	7,025	147,665

		880,298

Internet & Direct Marketing Retail 0.2%
1-800-Flowers.com, Inc., Class A (e)(f)	3,100	29,140
Expedia, Inc. (f)	300	37,398
FTD Cos., Inc. (e)(f)	2,700	29,160
Liberty Interactive Corp. QVC Group, Class A (e)(f)	5,800	131,776
Wayfair, Inc., Class A (e)(f)	400	27,960

		255,434

Internet Software & Services 0.6%
Akamai Technologies, Inc. (e)(f)	2,800	146,300
Blucora, Inc. (e)(f)	4,600	99,820
Carbonite, Inc. (e)(f)	5,300	120,310
Care.com, Inc. (e)(f)	4,500	69,165
Endurance International Group Holdings, Inc. (e)(f)	14,500	118,900
Twitter, Inc. (e)(f)	1,600	32,992
Web.com Group, Inc. (e)(f)	4,300	103,630

		691,117

IT Services 0.6%
Alliance Data Systems Corp. (f)	600	134,238
Everi Holdings, Inc. (e)(f)	15,200	126,008
MoneyGram International, Inc. (e)(f)	25,412	395,157

		655,403

Leisure Products 0.1%
Brunswick Corp. (f)	2,400	121,560
Johnson Outdoors, Inc., Class A (f)	200	15,042
Trigano S.A. (f)	171	27,588

		164,190

Life Sciences Tools & Services 0.1%
Bruker Corp. (f)	4,700	147,580

Machinery 1.4%
Bobst Group S.A., Registered (f)	802	85,695
Danieli & C Officine Meccaniche S.p.A.	3,082	51,266
Fenner PLC	13,976	63,993
Global Brass & Copper Holdings, Inc. (f)	200	7,000

	Shares	Value
Machinery (continued)
Greenbrier Cos., Inc. (f)	1,000	$52,200
Haldex AB (e)	23,416	260,127
Harsco Corp. (e)(f)	5,500	116,875
Hyster-Yale Materials Handling, Inc. (f)	1,100	86,339
Meritor, Inc. (e)(f)	300	7,803
Oshkosh Corp. (f)	900	82,404
Pfeiffer Vacuum Technology A.G. (f)	1,409	226,249
Rieter Holding A.G., Registered (f)	98	22,917
Terex Corp. (f)	600	28,266
Trinity Industries, Inc. (f)	1,500	48,780
Vesuvius PLC (f)	14,741	115,120
Wabash National Corp. (f)	5,100	114,750
Wacker Neuson S.E.	1,295	42,200
Yangzijiang Shipbuilding Holdings, Ltd.	134,600	155,524

		1,567,508

Media 0.4%
Asian Pay Television Trust	27,800	11,829
Interpublic Group of Cos., Inc. (f)	3,100	59,675
Lagardere S.C.A. (f)	2,344	77,202
Live Nation Entertainment, Inc. (e)(f)	400	17,512
MDC Partners, Inc., Class A (e)(f)	6,600	75,900
Nine Entertainment Co. Holdings, Ltd.	107,805	123,763
tronc, Inc. (e)(f)	4,700	69,489

		435,370

Metals & Mining 1.3%
Acacia Mining PLC	35,560	85,154
Anglo American PLC (f)	7,637	144,032
ArcelorMittal (e)(f)	1,779	51,009
Dominion Diamond Corp.	25,335	361,024
Fortescue Metals Group, Ltd.	34,333	121,924
Granges AB	2,936	30,424
Mineral Resources, Ltd. (f)	8,884	118,309
Norsk Hydro ASA (f)	18,852	145,752
Outokumpu OYJ (f)	8,706	82,346
OZ Minerals, Ltd. (f)	19,672	121,201
Rio Tinto, Ltd. (f)	2,682	142,558
Sims Metal Management, Ltd. (f)	5,796	58,643
United States Steel Corp. (f)	1,300	32,916

		1,495,292

Multiline Retail 0.0%‡
Debenhams PLC	76,706	44,571
Harvey Norman Holdings, Ltd.	3,771	10,910

		55,481

Oil, Gas & Consumable Fuels 7.7%
Andeavor Logistics, L.P. (f)	6,800	307,224
Antero Midstream GP, L.P. (f)	17,200	321,812
Caltex Australia, Ltd. (f)	5,526	144,896
Cheniere Energy, Inc. (e)(f)	7,000	327,180
CONSOL Energy, Inc. (e)(f)	8,300	133,879

18	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
CVR Energy, Inc. (f)	2,700	$74,115
Dominion Energy Midstream Partners, L.P. (f)	9,000	288,450
♦Energy Transfer Equity, L.P. (f)	28,600	507,650
♦Energy Transfer Partners, L.P. (f)	26,700	464,847
EnLink Midstream LLC (f)	13,300	206,150
Enterprise Products Partners, L.P. (f)	15,700	384,650
EQT GP Holdings, L.P. (f)	9,900	273,537
Kinder Morgan, Inc. (f)	16,800	304,248
Magellan Midstream Partners, L.P. (f)	3,000	206,130
♦MPLX, L.P. (f)	14,500	511,270
NGL Energy Partners, L.P.	15,900	185,235
Noble Midstream Partners, L.P.	3,500	181,510
ONEOK, Inc. (f)	4,400	238,788
PBF Energy, Inc., Class A (f)	2,500	72,425
Peabody Energy Corp. (e)(f)	800	24,712
Phillips 66 Partners, L.P. (f)	7,300	367,993
Plains GP Holdings, L.P., Class A (f)	14,100	287,640
QEP Resources, Inc. (e)(f)	9,800	87,710
Renewable Energy Group, Inc. (e)(f)	5,900	71,390
Rice Midstream Partners, L.P. (f)	15,500	321,470
SemGroup Corp., Class A (f)	9,600	250,080
Shell Midstream Partners, L.P. (f)	12,300	312,543
Ship Finance International, Ltd. (f)	4,800	71,520
Southwestern Energy Co. (e)(f)	15,200	84,360
Stone Energy Corp. (e)(f)	2,400	70,608
♦Targa Resources Corp. (f)	10,100	419,150
Valero Energy Partners, L.P. (f)	8,000	343,680
Western Gas Equity Partners, L.P. (f)	7,600	300,580
Whitehaven Coal, Ltd. (e)	41,078	117,268
♦Williams Cos., Inc. (f)	17,000	484,500
Williams Partners, L.P. (f)	4,400	162,976

		8,912,176

Paper & Forest Products 0.1%
Ence Energia y Celulosa S.A.	22,387	129,866

Personal Products 0.1%
Nu Skin Enterprises, Inc., Class A (f)	2,300	146,303

Pharmaceuticals 1.7%
Akorn, Inc. (e)	6,829	222,420
Amphastar Pharmaceuticals, Inc. (e)(f)	6,300	113,841
AstraZeneca PLC, Sponsored ADR	1,876	64,722
Catalent, Inc. (e)(f)	2,800	119,252
Depomed, Inc. (e)	6,858	33,193
Endo International PLC (e)(f)	16,200	103,356
Faes Farma S.A.	5,542	18,786
H. Lundbeck A/S (f)	2,409	143,147
Horizon Pharma PLC (e)(f)	23,436	317,792

	Shares	Value
Pharmaceuticals (continued)
Impax Laboratories, Inc. (e)(f)	5,600	$101,640
Intersect ENT, Inc. (e)(f)	3,800	112,670
Lannett Co., Inc. (e)(f)	5,700	113,430
Mallinckrodt PLC (e)(f)	2,100	66,507
Mylan N.V. (e)(f)	5,574	199,047
Phibro Animal Health Corp., Class A (f)	3,200	120,480
Sucampo Pharmaceuticals, Inc., Class A (e)(f)	100	1,000
Supernus Pharmaceuticals, Inc. (e)(f)	2,900	120,640

		1,971,923

Professional Services 0.1%
Barrett Business Services, Inc. (f)	100	6,079
ManpowerGroup, Inc. (f)	1,200	147,936

		154,015

Road & Rail 0.2%
ArcBest Corp. (f)	3,500	114,100
Firstgroup PLC (e)	15,249	22,278
YRC Worldwide, Inc. (e)(f)	5,600	75,432

		211,810

Semiconductors & Semiconductor Equipment 0.2%
BE Semiconductor Industries N.V. (f)	1,670	131,211
Siltronic A.G. (e)(f)	926	137,204

		268,415

Software 0.6%
BroadSoft, Inc. (e)	3,050	167,293
CA, Inc. (f)	2,500	80,950
Dell Technologies, Inc., Class V (e)(f)	1,800	148,986
Fortinet, Inc. (e)(f)	3,800	149,758
Nuance Communications, Inc. (e)(f)	8,900	131,186
Synchronoss Technologies, Inc. (e)(f)	6,900	78,177

		756,350

Specialty Retail 0.6%
Abercrombie & Fitch Co., Class A (f)	6,500	87,295
Barnes & Noble, Inc. (f)	10,000	70,000
Best Buy Co., Inc. (f)	2,086	116,774
Dick’s Sporting Goods, Inc. (f)	3,400	83,198
Foot Locker, Inc. (f)	2,700	81,216
GameStop Corp., Class A (f)	4,300	80,367
Matas A/S	4,087	45,743
Office Depot, Inc.	41,150	127,565
Pendragon PLC	123,962	41,572

		733,730

Technology Hardware, Storage & Peripherals 0.2%
Neopost S.A. (f)	1,862	68,626
Western Digital Corp. (f)	1,600	142,832

		211,458

Textiles, Apparel & Luxury Goods 0.6%
Christian Dior S.E.	741	254,415

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
Fossil Group, Inc. (e)(f)	12,500	$98,500
OVS S.p.A (b)	3,092	23,123
Pandora A/S (f)	1,431	135,075
Skechers U.S.A., Inc., Class A (e)(f)	5,600	178,752

		689,865

Thrifts & Mortgage Finance 0.3%
Deutsche Pfandbriefbank A.G. (b)(f)	7,793	111,883
Genworth Mortgage Insurance Australia, Ltd.	53,742	116,813
OneSavings Bank PLC (f)	17,416	93,912

		322,608

Trading Companies & Distributors 0.4%
AerCap Holdings N.V. (e)	2,700	142,128
DXP Enterprises, Inc. (e)(f)	3,300	105,831
Grafton Group PLC (f)	3,865	42,222
Rush Enterprises, Inc., Class A (e)(f)	2,600	132,028
Seven Group Holdings, Ltd. (f)	5,347	54,223

		476,432

Transportation Infrastructure 0.5%
Abertis Infraestructuras S.A.	17,570	380,061
Ansaldo STS S.p.A. (e)	5,640	77,852
ASTM S.p.A.	2,541	70,445

		528,358

Wireless Telecommunication Services 0.2%
T-Mobile U.S., Inc. (e)	2,520	150,620
Tele2 A.B., Class B (f)	6,102	77,627

		228,247

Total Common Stocks (Cost $33,613,147)		34,763,882

Exchange-Traded Funds 0.6%
Alerian MLP ETF	21,383	229,226
♦Global X Lithium & Battery Tech ETF	11,900	466,599
ProShares UltraShort Bloomberg Crude Oil ETF (e)	1,369	41,549

Total Exchange-Traded Funds (Cost $722,525)		737,374

	Principal Amount	Value
Short-Term Investments 63.5%
Repurchase Agreements 39.5%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $44,352,496 (Collateralized by United States Treasury and Government Agency Securities with rates between 2.00% and 2.125% and maturity dates between 10/5/22 and 12/31/22, with a Principal Amount of $45,030,000 and a Market Value of $45,250,812)	$44,352,077	$44,352,078
State Street Bank and Trust Co. 0.05%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $1,432,014 (Collateralized by a Federal National Mortgage Association security with a rate of 3.50% and a maturity date of 10/25/47, with a Principal Amount of $1,420,000 and a Market Value of $1,463,862) (g)	1,432,012	1,432,012

Total Repurchase Agreements (Cost $45,784,090)		45,784,090

U.S. Government & Federal Agencies 24.0%
United States Treasury Bills (g)(h)
0.946%, due 11/24/17 (i)	5,550,000	5,546,552
0.961%, due 12/14/17	890,000	888,970
1.089%, due 1/18/18	3,700,000	3,691,302
1.096%, due 1/25/18 (i)	11,621,600	11,591,691
1.249%, due 4/26/18 (i)	6,060,000	6,023,516

Total U.S. Government & Federal Agencies (Cost $27,748,617)		27,742,031

Total Short-Term Investments (Cost $73,532,707)		73,526,121

Total Investments, Before Investments Sold Short (Cost $123,500,005)	108.3%	125,533,603

	Shares
Investments Sold Short (23.4%) Common Stocks Sold Short (18.8%)
Aerospace & Defense (0.5%)
Axon Enterprise, Inc. (e)	(5,100)	(117,147)
Cobham PLC (e)	(72,496)	(133,837)
Rolls-Royce Holdings PLC	(11,879)	(153,511)

20	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Aerospace & Defense (continued)
Rolls-Royce Holdings PLC (e)(j)	(546,434)	$(726)
TransDigm Group, Inc.	(500)	(138,750)

		(543,971)

Airlines (0.1%)
Norwegian Air Shuttle ASA (e)	(3,819)	(108,006)

Auto Components (0.1%)
Adient PLC	(600)	(50,616)
Motorcar Parts of America, Inc. (e)	(1,800)	(52,038)
Superior Industries International, Inc.	(1,900)	(29,545)

		(132,199)

Banks (0.9%)
BOK Financial Corp.	(1,600)	(138,352)
Credito Valtellinese S.p.A. (e)	(24,485)	(86,762)
FB Financial Corp. (e)	(1,400)	(57,218)
HSBC Holdings PLC	(14,273)	(139,199)
Live Oak Bancshares, Inc.	(3,400)	(80,580)
Metro Bank PLC (e)	(2,168)	(102,421)
PacWest Bancorp	(2,800)	(135,296)
Republic First Bancorp, Inc. (e)	(5,100)	(47,175)
UniCredit S.p.A. (e)	(6,729)	(128,783)
Webster Financial Corp.	(2,700)	(148,473)

		(1,064,259)

Beverages (0.2%)
Brown-Forman Corp., Class A	(1,000)	(57,330)
Treasury Wine Estates, Ltd.	(13,171)	(157,759)

		(215,089)

Biotechnology (0.2%)
Innate Pharma S.A. (e)	(6,463)	(70,466)
Nordic Nanovector ASA (e)	(4,064)	(41,595)
Probi A.B.	(547)	(22,738)
Zealand Pharma A/S (e)	(2,823)	(52,145)

		(186,944)

Capital Markets (0.4%)
AURELIUS Equity Opportunities S.E. & Co. KGaA	(559)	(34,205)
Flow Traders (b)	(3,190)	(79,334)
Hargreaves Lansdown PLC	(7,093)	(149,033)
Leonteq A.G. (e)	(646)	(40,567)
MarketAxess Holdings, Inc.	(800)	(139,200)

		(442,339)

Chemicals (0.5%)
Albemarle Corp.	(1,000)	(140,890)
Incitec Pivot, Ltd.	(49,342)	(144,258)
Novozymes A/S, Class B	(1,082)	(59,755)
OCI N.V. (e)	(5,010)	(118,848)
Symrise A.G.	(1,894)	(147,398)

		(611,149)

	Shares	Value
Commercial Services & Supplies (0.4%)
Brambles, Ltd.	(19,817)	$(143,479)
Rollins, Inc.	(3,100)	(136,121)
Serco Group PLC (e)	(76,022)	(117,730)
Societe BIC S.A.	(1,145)	(120,931)

		(518,261)

Communications Equipment (0.5%)
Acacia Communications, Inc. (e)	(2,400)	(101,544)
Arista Networks, Inc. (e)	(800)	(159,912)
Quantenna Communications, Inc. (e)	(6,800)	(105,332)
Telefonaktiebolaget LM Ericsson, Class B	(24,697)	(155,469)
Ubiquiti Networks, Inc. (e)	(500)	(31,090)

		(553,347)

Construction & Engineering (0.3%)
Chicago Bridge & Iron Co. N.V.	(6,900)	(96,186)
NV5 Global, Inc. (e)	(2,100)	(122,010)
Valmont Industries, Inc.	(900)	(143,010)

		(361,206)

Construction Materials (0.1%)
James Hardie Industries PLC	(9,807)	(149,290)

Consumer Finance (0.4%)
Credit Acceptance Corp. (e)	(500)	(143,365)
Navient Corp.	(9,400)	(117,124)
Provident Financial PLC	(11,802)	(146,011)

		(406,500)

Distributors (0.0%) ‡
Bapcor, Ltd.	(2,276)	(9,476)

Diversified Financial Services (0.1%)
Hypoport A.G. (e)	(663)	(95,958)

Diversified Telecommunication Services (0.3%)
Globalstar, Inc. (e)	(32,500)	(52,325)
Intelsat S.A. (e)	(3,500)	(15,225)
pdvWireless, Inc. (e)	(200)	(5,710)
TalkTalk Telecom Group PLC	(41,993)	(119,075)
TPG Telecom, Ltd.	(12,691)	(52,451)
Vocus Group, Ltd.	(23,150)	(51,027)

		(295,813)

Electric Utilities (0.0%)‡
Direct Energie S.A.	(216)	(9,944)

Electrical Equipment (0.4%)
Nordex S.E. (e)	(9,915)	(102,490)
Plug Power, Inc. (e)	(42,200)	(120,270)
SGL Carbon S.E. (e)	(2,594)	(40,747)
Siemens Gamesa Renewable Energy S.A.	(9,372)	(135,916)
Sunrun, Inc. (e)	(20,800)	(119,392)

		(518,815)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Electronic Equipment, Instruments & Components (0.2%)
Cognex Corp.	(1,200)	$(147,780)
Fingerprint Cards A.B., Class B (e)	(41,564)	(102,723)

		(250,503)

Energy Equipment & Services (0.8%)
Aker Solutions ASA (e)	(22,054)	(121,016)
Basic Energy Services, Inc. (e)	(3,700)	(69,782)
BW Offshore, Ltd. (e)	(4,327)	(14,197)
Frank’s International N.V.	(15,300)	(101,133)
Fugro N.V. (e)	(8,222)	(105,974)
NCS Multistage Holdings, Inc. (e)	(4,200)	(91,476)
Petroleum Geo-Services ASA (e)	(45,072)	(73,777)
RPC, Inc.	(5,800)	(140,998)
Schoeller-Bleckmann Oilfield Equipment A.G. (e)	(691)	(64,506)
Solaris Oilfield Infrastructure, Inc., Class A (e)	(6,400)	(102,144)

		(885,003)

Food & Staples Retailing (0.1%)
Carrefour S.A. (f)	(4,822)	(97,060)
Sheng Siong Group, Ltd.	(34,900)	(24,195)

		(121,255)

Food Products (0.6%)
Amplify Snack Brands, Inc. (e)	(15,300)	(97,767)
Blue Buffalo Pet Products, Inc. (e)	(4,900)	(141,757)
Cal-Maine Foods, Inc. (e)	(2,700)	(121,500)
Chocoladefabriken Lindt & Sprungli A.G.	(2)	(11,577)
Chocoladefabriken Lindt & Sprungli A.G., Registered	(2)	(138,846)
Cloetta A.B., Class B	(5,551)	(18,765)
Freshpet, Inc. (e)	(7,500)	(116,625)
Japfa, Ltd.	(8,100)	(3,506)

		(650,343)

Health Care Equipment & Supplies (0.3%)
DexCom, Inc. (e)	(1,900)	(85,443)
Entellus Medical, Inc. (e)	(3,000)	(50,790)
GenMark Diagnostics, Inc. (e)	(2,900)	(21,605)
Ion Beam Applications	(1,617)	(49,538)
Nanosonics, Ltd. (e)	(53,283)	(122,340)
Rockwell Medical, Inc. (e)	(1,400)	(8,484)

		(338,200)

Health Care Providers & Services (0.7%)
Acadia Healthcare Co., Inc. (e)	(3,000)	(94,080)
Brookdale Senior Living, Inc. (e)	(3,700)	(37,111)
Envision Healthcare Corp. (e)	(2,700)	(115,020)
Patterson Cos., Inc.	(3,600)	(133,200)
PetiIQ Inc. (e)	(1,900)	(45,714)
Premier, Inc., Class A (e)	(4,100)	(133,947)
Raffles Medical Group, Ltd.	(28,400)	(23,543)

	Shares	Value
Health Care Providers & Services (continued)
Surgery Partners, Inc. (e)	(5,500)	$(50,875)
Teladoc, Inc. (e)	(3,400)	(112,370)
Universal Health Services, Inc., Class B	(1,200)	(123,240)

		(869,100)

Health Care Technology (0.2%)
RaySearch Laboratories AB (e)	(1,904)	(42,189)
Veeva Systems, Inc., Class A (e)	(2,500)	(152,350)

		(194,539)

Hotels, Restaurants & Leisure (0.8%)
Ardent Leisure Group	(75,195)	(107,907)
Caesars Entertainment Corp. (e)	(8,937)	(115,734)
Codere S.A. (e)	(57,771)	(25,572)
DineEquity, Inc.	(2,600)	(123,786)
Domino’s Pizza Enterprises, Ltd.	(3,850)	(137,282)
Domino’s Pizza, Inc.	(700)	(128,100)
Dunkin’ Brands Group, Inc.	(2,600)	(153,582)
Retail Food Group, Ltd.	(7,937)	(26,728)
Wingstop, Inc.	(3,500)	(118,545)

		(937,236)

Household Durables (0.3%)
Garmin, Ltd.	(2,600)	(147,186)
GoPro, Inc., Class A (e)	(4,700)	(49,021)
LGI Homes, Inc. (e)	(2,400)	(144,792)

		(340,999)

Insurance (0.6%)
Ambac Financial Group, Inc. (e)	(6,700)	(109,076)
Gjensidige Forsikring ASA	(7,241)	(136,256)
Lancashire Holdings, Ltd.	(811)	(8,095)
MBIA, Inc. (e)	(13,600)	(98,600)
Sampo OYJ, Class A	(1,477)	(77,387)
Trupanion, Inc. (e)	(4,400)	(123,904)
∎ White Mountains Insurance Group, Ltd.	(200)	(177,830)

		(731,148)

Internet & Direct Marketing Retail (0.6%)
Duluth Holdings, Inc., Class B (e)	(5,700)	(117,762)
Liberty Ventures, Series A (e)	(2,300)	(131,008)
Ocado Group PLC (e)	(30,251)	(115,592)
Yoox Net-A-Porter Group S.p.A. (e)	(2,995)	(111,988)
Zalando SE (b)(e)	(2,799)	(140,051)
zooplus A.G. (e)	(702)	(116,403)

		(732,804)

Internet Software & Services (0.4%)
Aconex, Ltd. (e)	(32,562)	(126,600)
NEXTDC, Ltd. (e)	(15,555)	(61,430)
Opera Software ASA	(3,270)	(9,368)
Pandora Media, Inc. (e)	(17,700)	(129,387)
Wix.com, Ltd. (e)	(1,600)	(111,680)

		(438,465)

22	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
IT Services (0.3%)
Black Knight, Inc. (e)	(300)	$(13,605)
GFT Technologies S.E.	(249)	(3,737)
NCC Group PLC	(1,629)	(4,976)
Square, Inc., Class A (e)	(4,700)	(174,793)
WEX, Inc. (e)	(1,300)	(160,667)

		(357,778)

Leisure Products (0.1%)
Amer Sports OYJ	(1,705)	(42,442)
Mattel, Inc.	(9,000)	(127,080)

		(169,522)

Life Sciences Tools & Services (0.3%)
Accelerate Diagnostics, Inc. (e)	(5,200)	(103,220)
Genfit (e)	(3,973)	(104,545)
Illumina, Inc. (e)	(500)	(102,595)
Pacific Biosciences of California, Inc. (e)	(17,300)	(73,179)

		(383,539)

Machinery (0.5%)
Energy Recovery, Inc. (e)	(11,400)	(87,894)
Middleby Corp. (e)	(1,100)	(127,490)
Omega Flex, Inc.	(200)	(12,898)
SLM Solutions Group A.G. (e)	(1,833)	(75,799)
Wabted Corp.	(1,800)	(137,700)
Welbilt, Inc. (e)	(6,100)	(134,566)

		(576,347)

Media (0.7%)
∎ Altice N.V.
Class A (e)	EUR(6,755)	(127,431)
Class B (e)	(2,567)	(48,411)
Juventus Football Club S.p.A (e)	(22,739)	(19,786)
Liberty Broadband Corp.
Class A (e)	(500)	(43,105)
Class C (e)	(1,500)	(130,935)
∎ Liberty Media Corp-Liberty Formula One
Class A (e)	(3,600)	(131,040)
Class C (e)	(1,300)	(49,582)
Schibsted ASA
Class A	(5,412)	(139,540)
Class B	(492)	(11,535)
Solocal Group (e)	(72,169)	(79,863)
Technicolor S.A., Registered	(18,751)	(66,444)

		(847,672)

Metals & Mining (1.0%)
Allegheny Technologies, Inc. (e)	(4,700)	(118,346)
Ferroglobe Representation & Warranty Insurance Trust (e)(j)(k)	(3,200)	(0)
Galaxy Resources, Ltd. (e)	(51,894)	(137,024)
Independence Group NL	(36,280)	(111,345)

	Shares	Value
Metals & Mining (continued)
Newcrest Mining, Ltd.	(3,773)	$(64,713)
Nyrstar N.V. (e)	(7,601)	(60,694)
Orocobre, Ltd. (e)	(24,733)	(91,618)
Petra Diamonds, Ltd. (e)	(22,352)	(22,859)
Pilbara Minerals, Ltd. (e)	(79,321)	(49,174)
Royal Gold, Inc.	(1,600)	(134,576)
Saracen Mineral Holdings, Ltd. (e)	(44,690)	(49,766)
Syrah Resources, Ltd. (e)	(41,572)	(107,224)
thyssenkrupp A.G.	(4,716)	(125,827)
Warrior Met Coal, Inc.	(700)	(18,214)
Western Areas, Ltd.	(54,526)	(116,431)

		(1,207,811)

Multiline Retail (0.1%)
Sears Holdings Corp. (e)	(16,000)	(88,160)

Oil, Gas & Consumable Fuels (0.9%)
Cabot Oil & Gas Corp.	(2,700)	(74,790)
California Resources Corp. (e)	(2,200)	(24,266)
Callon Petroleum Co. (e)	(4,500)	(49,905)
Cheniere Energy, Inc. (e)	(2,300)	(107,502)
Diamondback Energy, Inc. (e)	(800)	(85,728)
EQT Corp.	(900)	(56,286)
GasLog, Ltd.	(4,000)	(69,000)
Golar LNG, Ltd.	(3,100)	(65,503)
Lundin Petroleum AB (e)	(3,371)	(79,286)
Nordic American Tankers, Ltd.	(13,600)	(60,384)
Ring Energy, Inc. (e)	(4,900)	(62,769)
Scorpio Tankers, Inc.	(20,400)	(72,624)
Teekay Corp.	(8,000)	(64,800)
Tellurian, Inc. (e)	(3,200)	(34,464)
Tullow Oil PLC (e)	(28,646)	(69,244)
WildHorse Resource Development Corp. (e)	(5,200)	(67,652)

		(1,044,203)

Personal Products (0.2%)
Blackmores, Ltd.	(594)	(72,612)
e.l.f. Beauty, Inc. (e)	(5,200)	(110,188)

		(182,800)

Pharmaceuticals (1.1%)
AB Science S.A. (e)	(554)	(5,756)
Aclaris Therapeutics, Inc. (e)	(4,600)	(115,966)
Aerie Pharmaceuticals, Inc. (e)	(2,300)	(142,025)
Akcea Therapeutics, Inc. (e)	(4,200)	(76,944)
ALK-Abello A/S	(400)	(62,584)
Dermira, Inc. (e)	(4,300)	(115,111)
Dova Pharmaceuticals, Inc. (e)	(1,300)	(32,578)
Hikma Pharmaceuticals PLC	(7,909)	(122,271)
Intra-Cellular Therapies, Inc. (e)	(7,400)	(115,366)
Kala Pharmaceuticals, Inc. (e)	(1,700)	(27,302)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Pharmaceuticals (continued)
Revance Therapeutics, Inc. (e)	(4,200)	$(109,200)
Sienna Biopharmaceuticals, Inc. (e)	(800)	(15,680)
TherapeuticsMD, Inc. (e)	(22,100)	(104,312)
Theravance Biopharma, Inc. (e)	(3,400)	(98,124)
WaVe Life Sciences, Ltd. (e)	(3,300)	(76,065)

		(1,219,284)

Professional Services (0.1%)
Bertrandt A.G.	(785)	(73,610)
Brunel International N.V.	(3,201)	(54,420)

		(128,030)

Road & Rail (0.0%)‡
ComfortDelGro Corp., Ltd.	(25,200)	(37,344)

Semiconductors & Semiconductor Equipment (0.1%)
Impinj, Inc. (e)	(2,800)	(95,592)
SMA Solar Technology A.G.	(653)	(30,270)

		(125,862)

Software (0.8%)
Autodesk, Inc. (e)	(1,200)	(149,952)
CyberArk Software, Ltd. (e)	(2,800)	(118,636)
Digimarc Corp. (e)	(1,000)	(35,700)
FireEye, Inc. (e)	(8,100)	(137,052)
Gemalto N.V.	(649)	(25,688)
Guidewire Software, Inc. (e)	(1,800)	(143,964)
Micro Focus International PLC (f)	(669)	(23,502)
Splunk, Inc. (e)	(2,100)	(141,330)
Workday, Inc., Class A (e)	(1,300)	(144,287)

		(920,111)

Specialty Retail (0.5%)
At Home Group, Inc. (e)	(4,100)	(84,050)
CarMax, Inc. (e)	(1,500)	(112,650)
Carvana Co. (e)	(2,100)	(29,778)
GNC Holdings, Inc., Class A	(10,600)	(72,504)
Hennes & Mauritz AB, Class B	(2,037)	(51,146)
Lumber Liquidators Holdings, Inc. (e)	(2,200)	(67,716)
MarineMax, Inc. (e)	(5,700)	(105,735)
Party City Holdco, Inc. (e)	(3,000)	(33,450)
XXL ASA (b)	(2,614)	(28,163)

		(585,192)

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (e)	(8,300)	(102,754)
Tobii AB (e)	(17,264)	(88,675)

		(191,429)

Textiles, Apparel & Luxury Goods (0.3%)
Geox S.p.A.	(2,786)	(12,170)
Hermes International	(280)	(145,319)

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Salvatore Ferragamo S.p.A.	(3,998)	$(104,970)
Tod’s S.p.A.	(1,643)	(109,281)

		(371,740)

Thrifts & Mortgage Finance (0.0%)‡
Ocwen Financial Corp. (e)	(9,800)	(34,202)

Trading Companies & Distributors (0.3%)
Fastenal Co.	(3,200)	(150,304)
NOW, Inc. (e)	(8,400)	(105,168)
Textainer Group Holdings, Ltd. (e)	(6,700)	(130,985)

		(386,457)

Transportation Infrastructure (0.3%)
Auckland International Airport, Ltd.	(19,455)	(82,940)
Groupe Eurotunnel S.E., Registered	(11,629)	(146,162)
Macquarie Infrastructure Corp.	(1,000)	(69,550)

		(298,652)

Total Common Stocks Sold Short (Proceeds $20,898,985)		(21,868,296)

Exchange-Traded Funds Sold Short (4.6%) (l)
∎ SPDR S&P 500 ETF Trust	(3,300)	(848,595)
∎ United States Oil Fund, L.P. (e)	(408,300)	(4,462,719)

Total Exchange-Traded Funds Sold Short (Proceeds $5,013,453)		(5,311,314)

Total Investments Sold Short (Proceeds $25,912,438) (m)		(27,179,610)

Total Investments, Net of Investments Sold Short (Cost $97,587,567)	84.9%	98,353,993
Other Assets, Less Liabilities	15.1	17,519,517
Net Assets	100.0%	$115,873,510

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Non-income producing security.

(f)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(O)).

24	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(g)	Security, or a portion thereof, was held in the MainStay Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay Absolute Return Multi-Strategy Fund.

(h)	Interest rate shown represents yield to maturity.

(i)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for swap contracts. (See Note 2(J))

(j)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2017, the total market value of fair valued securities was $(726), which represented less than one-tenth of a percent of the Fund’s net assets.

(k)	Illiquid security—As of October 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Fund’s net assets.

(l)	Exchange-Traded Fund-An investment vehicle that represents a basket of securities that is traded on an exchange.

(m)	As of October 31, 2017, cash in the amount of $31,336,842 was on deposit with brokers for short sale transactions.

As of October 31, 2017, the Fund held the following foreign currency forward contracts1:

Foreign Currency Buy Contracts	Settlement Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	12/7/17	Societe Generale	EUR	299,657	$348,466	$1,239

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Danish Krone vs. U.S. Dollar	12/20/17	UBS AG	DKK	20,000	3,173	34
Euro vs. U.S. Dollar	12/7/17	Societe Generale	EUR	10,028,016	11,852,894	150,018
Euro vs. U.S. Dollar	12/20/17	Societe Generale		100,000	118,075	1,269
Euro vs. U.S. Dollar	12/20/17	UBS AG		1,400,000	1,681,600	46,326
Pound Sterling vs. U.S.Dollar	12/8/17	Societe Generale	GBP	325,000	430,725	(1,367)
Swedish Krona vs. U.S.Dollar	12/20/17	UBS AG	SEK	2,520,000	318,112	16,202
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$213,721

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

As of October 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro Bund	(10)	December 2017	$(1,872,034)	$(1,895,793)	$(23,759)

Written Options on Futures Contracts1

Description	Counterparty	Strike Price	Expiration Date	Notional Amount	Premium Paid (Received)	Market Value
Euro Bund	Citigroup Global Markets, Inc.	$162.50	11/24/2017	$(900,000)	$(5,749)	$(7,968)

1.	As of October 31, 2017, cash in the amount of $49,600 was on deposit with a broker or futures commission merchant for futures and options on futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

As of October 31, 2017, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$ 900,000	USD	2/25/2018	Fixed 0.800%	3-Month USD-LIBOR	Quarterly	$—	$1,879	$1,879
1,400,000	USD	8/8/2019	Fixed 1.621%	3-Month USD-LIBOR	Quarterly	(705)	4,049	3,344
1,080,000	USD	6/23/2025	3-Month USD-LIBOR	Fixed 2.366%	Semi-Annually	—	9,774	9,774
165,000	USD	1/22/2026	3-Month USD-LIBOR	Fixed 1.836%	Semi-Annually	—	(5,433)	(5,433)
						$(705)	$10,269	$9,564

As of October 31, 2017, the Fund held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
iTraxx Europe Crossover Series 27	6/20/2022	Buy	2,250	(5.00)%	Quarterly	$199,956	$(358,045)	$(158,089)
iTraxx Europe Crossover Series 27	6/20/2022	Sell	2,250	5.00%	Quarterly	(331,945)	358,045	26,100
iTraxx Europe Crossover Series 28	12/20/2022	Buy	1,800	(5.00)%	Quarterly	249,030	(272,869)	(23,839)
iTraxx Europe Senior Financials Series 27	6/20/2022	Buy	700	(1.00)%	Quarterly	2,163	(22,810)	(20,647)
iTraxx Europe Senior Financials Series 27	6/20/2022	Sell	700	1.00%	Quarterly	(20,523)	22,810	2,287
Markit CDX North American High Yield Series 29	12/20/2022	Sell	6,400	1.00%	Quarterly	(465,165)	536,261	71,096
Markit CDX North American Investment Grade Series 29	12/20/2021	Sell	4,000	1.00%	Quarterly	(82,063)	98,207	16,144
						$(448,547)	$361,599	$(86,948)

As of October 31, 2017, the Fund held the following OTC credit default swap contracts:1

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Bayer A.G. 5.625%, 5/23/18	Societe Generale S.A.	6/20/2021	Buy	150	(1.00)%	Quarterly	$2,831	$(5,236)	$(2,405)
Bayer A.G. 5.625%, 5/23/18	Societe Generale S.A.	12/20/2021	Buy	100	(1.00)%	Quarterly	1,855	(3,773)	(1,918)
Casino Guichard Perrachon S.A. 4.407%, 8/6/19	BNP Paribas S.A.	12/20/2022	Sell	100	1.00%	Quarterly	3,486	(1,979)	1,507
Electricite de France S.A. 5.625%, 2/21/33	Societe Generale S.A.	6/20/2022	Buy	200	(1.00)%	Quarterly	2,168	(6,363)	(4,195)
Electricite de France S.A. 5.625%, 2/21/33	BNP Paribas S.A.	6/20/2022	Buy	100	(1.00)%	Quarterly	96	(3,181)	(3,085)
Orange S.A. 5.625%, 5/22/18	BNP Paribas S.A.	6/20/2021	Buy	250	(1.00)%	Quarterly	3,074	(7,938)	(4,864)
Repsol International Finance 4.875%, 2/19/19	Societe Generale S.A.	6/20/2022	Buy	50	(1.00)%	Quarterly	328	(1,498)	(1,170)
Telecom Italia S.p.A. 5.375%, 1/29/19	BNP Paribas S.A.	12/20/2024	Sell	100	1.00%	Quarterly	4,990	(4,182)	808
Tesco PLC 6.00%, 12/14/29	JPMorgan Chase Bank, N.A.	6/20/2024	Sell	100	1.00%	Quarterly	6,578	(2,963)	3,615
Total Capital S.A. 4.875%, 1/28/19	BNP Paribas S.A.	6/20/2021	Buy	100	(1.00)%	Quarterly	1,071	(3,774)	(2,703)
Total Capital S.A. 4.875%, 1/28/19	Societe Generale S.A.	6/20/2021	Buy	100	(1.00)%	Quarterly	1,820	(3,773)	(1,953)
							$28,297	$(44,660)	$(16,363)

26	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

1.	As of October 31, 2017, cash in the amount of $467,391 was on deposit with a broker for centrally cleared swap agreements. As of October 31, 2017, cash in the amount of $280,000 was on deposit with a broker for OTC credit default swap contracts.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at October 31, 2017.

Total Return Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Morgan Stanley Capital Services LLC	Cairo Communication S.p.A.	Euro OverNight Index Average plus 0.55%	3/01/2025	Monthly	$178	$6,369
UBS AG	Danieli & C Officine Meccaniche SpA	Euro OverNight Index Average minus 0.45%	3/01/2025	Monthly	(45)	3,633
UBS AG	Entertainment One Ltd.	1 Month LIBOR BBA plus 0.40%	3/01/2025	Monthly	55	4,590
Citibank N.A.	Fiat Chrysler Automobiles NV	1 Month LIBOR BBA minus 0.40%	3/01/2025	Monthly	(26)	877
UBS AG	Marriott International Inc.	1 Month LIBOR BBA plus 0.35%	3/01/2025	Monthly	361	28,805
Morgan Stanley Capital Services LLC	Monsanto Co.	US Federal Funds Rate plus 0.45%	3/01/2025	Monthly	330	1,697
Morgan Stanley Capital Services LLC	NXP Semiconductors N.V.	US Federal Funds Rate plus 0.45%	3/01/2025	Monthly	67	2,235
UBS AG	Siemens Gamesa Renewable Energy	1 Month LIBOR BBA plus 0.40%	3/01/2025	Monthly	81	11,485
Citibank N.A.	Swatch Group AG/The	1 Month LIBOR BBA minus 0.40%	3/01/2025	Monthly	(103)	3,468
UBS AG	Telecom Italia SpA/Milano	1 Month LIBOR BBA minus 0.45%	3/01/2025	Monthly	(14)	678
Morgan Stanley Capital Services LLC	Twitter Inc.	US Federal Funds Rate plus 0.45%	3/01/2025	Monthly	38	7,705
Morgan Stanley Capital Services LLC	Ubisoft Entertainment S.A.	Euro OverNight Index Average plus 0.55%	3/01/2025	Monthly	200	25,240
					$1,122	$96,782

						Unrealized Depreciation
Citibank N.A.	Alibaba Group Holding Ltd.	1 Month LIBOR BBA minus 0.35%	3/01/2025	Monthly	$(145)	$(9,297)
UBS AG	Buzzi Unicem S.p.A.	Euro OverNight Index Average minus 0.45%	3/01/2025	Monthly	(86)	(3,535)
Citibank N.A.	CNH Industrial NV	1 Month LIBOR BBA minus 0.40%	3/01/2025	Monthly	(23)	(1,618)
Morgan Stanley Capital Services LLC	Depomed Inc.	US Federal Funds Rate plus 0.45%	3/01/2025	Monthly	43	(9,250)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Morgan Stanley Capital Services LLC	Fnac Darty SA	Euro OverNight Index Average plus 0.55%	3/01/2025	Monthly	$147	$(1,179)
Citibank N.A.	GEDI Gruppo Editoriale SpA	1 Month EURIBOR plus 2.75%	3/01/2025	Monthly	(0)‡	(7)
Morgan Stanley Capital Services LLC	Haldex AB	1 Month Stockholm Interbank Offered Rate plus 0.45%	3/01/2025	Monthly	480	(4,934)
Morgan Stanley Capital Services LLC	Havas S.A.	Euro OverNight Index Average plus 0.55%	3/01/2025	Monthly	171	(417)
Citibank N.A.	Henkel AG & Co KGaA	1 Month LIBOR BBA minus 0.40%	3/01/2025	Monthly	(147)	(5,592)
UBS AG	Lagardere SCA	Euro OverNight Index Average minus 0.45%	3/01/2025	Monthly	(59)	(109)
UBS AG	London Stock Exchange Group PLC	1 Month LIBOR BBA plus 0.40%	3/01/2025	Monthly	115	(5,130)
UBS AG	Orange S.A.	Euro OverNight Index Average minus 0.45%	3/01/2025	Monthly	(78)	(2,110)
Morgan Stanley Capital Services LLC	Shire PLC	Sterling OverNight Index Average plus 0.55%	3/01/2025	Monthly	59	(3,832)
Morgan Stanley Capital Services LLC	Straight Path Communications, Inc.	US Federal Funds Rate plus 0.45%	3/01/2025	Monthly	287	(343)
Citibank N.A.	Swatch Group AG/The	1 Month LIBOR BBA plus 0.40%	3/01/2025	Monthly	100	(2,888)
UBS AG	Telecom Italia SpA/Milano	1 Month LIBOR BBA plus 0.40%	3/01/2025	Monthly	18	(598)
UBS AG	Vinci SA	Euro OverNight Index Average minus 0.45%	3/01/2025	Monthly	(58)	(2,485)
					$824	$(53,324)

Open OTC total return basket swap contracts as of October 31, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Fund	Termination Date	Payment Frequency Paid/Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index (MLCICOTE)**	0.00%	5/31/2018	Monthly	$4,200	$(238)
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index (MLBX2KVN)**	0.20%	5/31/2018	Monthly	3,427	(708)
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index (MLBX7HCA)**	0.00%	5/31/2018	Monthly	3,441	—
Bank of America Merrill Lynch	BofA ML Mean Reversion USD Excess Return Index†	0.00%	5/31/2018	Monthly	4,676	(367)
Bank of America Merrill Lynch	BofA ML VIXCSCBKZ7 Index	0.00%	12/20/2017	Annual	2,561	(82,486)
Credit Suisse	Credit Suisse Backwardation Long/Short Excess Return Index**	0.60%	5/31/2018	Monthly	3,549	(2,002)
Credit Suisse	Credit Suisse Custom 24A Excess Return Index**	1.50%	5/31/2018	Monthly	4,806	(6,772)
Credit Suisse	Credit Suisse Custom 88 Enhanced Excess Return Index**	0.60%	5/31/2018	Monthly	4,045	(2,267)
JPMorgan Chase Bank	JPMorgan JMAB125E Index	0.00%	10/31/2018	Monthly	2,818	—
Societe Generale	SGI BOSS 10% Index	0.60%	5/31/2018	Monthly	4,830	(3,241)
Societe Generale	SGI NYLIM Custom US Sector Reversal Index†	0.60%	5/31/2018	Monthly	5,063	(170)
Societe Generale	SGI Smart Market Neutral Commodity 2 Index**	0.60%	5/31/2018	Monthly	4,083	(2,157)
Societe Generale	SGI US Gravity Index	0.60%	5/31/2018	Monthly	1,076	(552)
					$48,575	$(100,960)

28	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following table represents the equity basket holdings underlying the total return swap with BofA ML Commodity Excess Return Index (MLCICOTE) as of October 31, 2017

BofA ML Commodity Excess Return Index (MLCICOTE)

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
Cocoa	(25)	$(530,640)	(12.63)%
Coffee	12	541,488	12.89%
Copper Comex	(7)	(523,553)	(12.47)%
Corn	31	529,814	12.61%
Cotton	15	527,897	12.57%
Feeder Cattle	(7)	(569,279)	(13.55)%
Gasoline RBOB	(8)	(568,484)	(13.54)%
Gold	(4)	(533,872)	(12.71)%
Heating Oil	(7)	(565,456)	(13.46)%
Kansas Wheat	25	517,134	12.31%
Natural Gas	16	496,561	11.82%
Silver	6	526,201	12.53%
Soybean Meal	(17)	(531,133)	(12.65)%
Soybean Oil	26	540,564	12.87%
Soybeans	(11)	(534,847)	(12.73)%
Sugar	35	571,591	13.61%

The following table represents the equity basket holdings underlying the total return swap with BofA ML Commodity Excess Return Index (MLBX2KVN) as of October 31, 2017

BofA ML Commodity Excess Return Index (MLBX2KVN)

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
Brent Crude Oil	7	$448,293	13.08%
Canola Oil	(31)	(251,580)	(7.34)%
Copper	5	821,571	23.98%
Copper Comex	(10)	(805,803)	(23.52)%
Gasoil	1	64,141	1.87%
Gasoline RBOB	(1)	(44,612)	(1.30)%
Heating Oil	(5)	(423,901)	(12.37)%
Kansas Wheat	21	444,678	12.98%
Milling Wheat	(28)	(268,306)	(7.83)%
Milling Wheat	(57)	(554,003)	(16.17)%
Rapeseed	16	342,629	10.00%
Wheat	5	109,641	3.20%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

The following table represents the equity basket holdings underlying the total return swap with BofA ML Commodity Excess Return Index (MLBX7HCA) as of October 31, 2017

BofA ML Commodity Excess Return Index (MLBX7HCA)

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
Aluminum	(20)	$(1,107,436)	(32.27)%
Aluminum	20	1,107,621	32.27%
Brent Crude Oil	27	1,653,400	48.17%
Brent Crude Oil	(27)	(1,648,879)	(48.04)%
Brent Crude Oil	27	1,645,408	47.94%
Brent Crude Oil	(27)	(1,653,624)	(48.18)%
Coffee	(9)	(412,497)	(12.02)%
Coffee	(9)	(413,180)	(12.04)%
Coffee	9	412,209	12.01%
Coffee	8	412,257	12.01%
Copper Comex	(22)	(1,723,769)	(50.22)%
Copper Comex	22	1,724,082	50.23%
Copper Comex	(22)	(1,723,702)	(50.22)%
Copper Comex	22	1,724,273	50.24%
Corn	77	1,411,986	41.14%
Corn	(78)	(1,411,022)	(41.11)%
Corn	79	1,411,198	41.12%
Corn	(82)	(1,410,519)	(41.10)%
Cotton	8	266,645	7.77%
Cotton	8	268,028	7.81%
Cotton	(8)	(267,138)	(7.78)%
Cotton	(8)	(265,443)	(7.73)%
Gasoline RBOB	10	773,926	22.55%
Gasoline RBOB	(11)	(780,669)	(22.75)%
Heating Oil	(11)	(846,510)	(24.66)%
Heating Oil	11	850,012	24.77%
Kansas Wheat	11	236,057	6.88%
Kansas Wheat	(11)	(235,888)	(6.87)%
Kansas Wheat	(11)	(235,797)	(6.87)%
Kansas Wheat	11	236,135	6.88%
Lean Hogs	14	409,119	11.92%
Lean Hogs	(14)	(406,616)	(11.85)%
Lean Hogs	13	393,143	11.45%
Lean Hogs	(15)	(410,726)	(11.97)%
Live Cattle	(17)	(832,941)	(24.27)%
Live Cattle	16	813,192	23.69%
Live Cattle	16	830,450	24.20%
Live Cattle	(16)	(831,148)	(24.22)%
Natural Gas	48	1,382,080	40.27%
Natural Gas	(44)	(1,331,014)	(38.78)%
Nickel	(7)	(542,722)	(15.81)%

30	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
Nickel	7	$542,267	15.80%
Soybean Meal	(17)	(542,585)	(15.81)%
Soybean Meal	17	543,067	15.82%
Soybean Oil	(25)	(535,815)	(15.61)%
Soybean Oil	25	535,173	15.59%
Soybeans	22	1,080,906	31.49%
Soybeans	(22)	(1,080,491)	(31.48)%
Sugar	28	459,622	13.39%
Sugar	(28)	(460,107)	(13.41)%
Wheat	31	675,462	19.68%
Wheat	(32)	(676,493)	(19.71)%
Wheat	(31)	(674,991)	(19.67)%
Wheat	30	675,831	19.69%
WTI Crude Oil	26	1,393,878	40.61%
WTI Crude Oil	(26)	(1,399,290)	(40.77)%
Zinc	(8)	(639,167)	(18.62)%
Zinc	8	638,356	18.60%

The following table represents the equity basket holdings underlying the total return swap with BofA ML VIXCSCBKZ7 Index as of October 31, 2017

BofA ML VIXCSCBKZ7 Index

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
VIX Dec 20, 2017 11 put	175,000	$2,478,579	100.00%
VIX Dec 20, 2017 15 call	175,000	2,478,579	100.00%
VIX Dec 20, 2017 19 call	175,000	2,478,579	100.00%

The following table represents the equity basket holdings underlying the total return swap with Credit Suisse Backwardation Long/Short Excess Return Index as of October 31, 2017

Credit Suisse Backwardation Long/Short Excess Return Index

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
Brent Crude Oil	1	$90,308	2.54%
Brent Crude Oil	2	129,992	3.66%
Brent Crude Oil	2	99,431	2.80%
Brent Crude Oil	1	35,178	0.99%
Coffee	(8)	(354,910)	(10.00)%
Corn	(21)	(354,910)	(10.00)%
Gasoline RBOB	(5)	(354,910)	(10.00)%
Heating Oil	1	96,993	2.73%
Heating Oil	3	257,917	7.27%
Lean Hogs	(13)	(354,910)	(10.00)%
Live Cattle	4	211,548	5.96%
Live Cattle	3	143,363	4.04%
Natural Gas	3	90,737	2.56%
Natural Gas	5	130,715	3.68%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

Security Description	Number of Contracts		Market Value	Percent of Basket Net Assets
Natural Gas	3		$98,841	2.79%
Natural Gas	1		34,617	0.98%
Wheat	(17)		(354,910)	(10.00)%
Zinc	1		91,546	2.58%
Zinc	2		128,244	3.61%
Zinc	1		99,054	2.79%
Zinc	O	^	36,065	1.02%

The following table represents the equity basket holdings underlying the total return swap with Credit Suisse Custom 24A Excess Return Index as of October 31, 2017

Credit Suisse Custom 24A Excess Return Index

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
Aluminum	(0)^	$(22,375)	(0.47)%
Brent Crude Oil	(63)	(3,853,303)	(80.20)%
Brent Crude Oil	63	3,789,529	78.87%
Coffee	20	979,615	20.39%
Coffee	(20)	(961,040)	(20.00)%
Copper	55	4,258,999	88.65%
Copper	(55)	(4,267,617)	(88.83)%
Corn	(191)	(3,303,513)	(68.76)%
Corn	189	3,405,985	70.89%
Cotton	18	612,073	12.74%
Cotton	(18)	(617,628)	(12.86)%
Gasoline RBOB	(0)^	(15,099)	(0.31)%
Gold	44	5,554,723	115.61%
Gold	(44)	(5,583,404)	(116.21)%
Heating Oil	(0)^	(16,294)	(0.34)%
Kansas Wheat	25	542,926	11.30%
Kansas Wheat	(25)	(524,851)	(10.92)%
Lean Hogs	37	1,093,708	22.76%
Lean Hogs	(38)	(1,027,443)	(21.39)%
Live Cattle	40	2,053,786	42.75%
Live Cattle	(40)	(2,008,463)	(41.80)%
Natural Gas	(1)	(28,513)	(0.59)%
Nickel	(0)^	(11,859)	(0.25)%
Silver	23	1,914,479	39.85%
Silver	(23)	(1,919,571)	(39.95)%
Soybean Meal	(0)^	(11,361)	(0.24)%
Soybean Oil	(1)	(10,886)	(0.23)%
Soybeans	(0)^	(22,451)	(0.47)%
Sugar	(1)	(9,375)	(0.20)%
Wheat	72	1,564,144	32.56%
Wheat	(72)	(1,514,104)	(31.51)%
WTI Crude Oil	(1)	(27,739)	(0.58)%
Zinc	(0)^	(13,079)	(0.27)%

32	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following table represents the equity basket holdings underlying the total return swap with Credit Suisse Custom 88 Enhanced Excess Return Index as of October 31, 2017

Credit Suisse Custom 88 Enhanced Excess Return Index

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
Copper	(3)	$(202,262)	(5.00)%
Copper	3	202,262	5.00%
Corn	(23)	(404,525)	(10.00)%
Corn	22	404,525	10.00%
Gasoline RBOB	(3)	(202,262)	(5.00)%
Gasoline RBOB	3	202,262	5.00%
Heating Oil	(5)	(404,525)	(10.00)%
Heating Oil	5	404,525	10.00%
Lean Hogs	(22)	(606,787)	(15.00)%
Lean Hogs	20	606,787	15.00%
Live Cattle	(4)	(202,262)	(5.00)%
Live Cattle	4	202,262	5.00%
Natural Gas	(20)	(606,787)	(15.00)%
Natural Gas	21	606,787	15.00%
WTI Crude Oil	(11)	(606,787)	(15.00)%
WTI Crude Oil	11	606,787	15.00%

The following table represents the equity basket holdings underlying the total return swap with JPMorgan JMAB125E Index as of October 31, 2017

JPMorgan JMAB125E Index

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
CBOT $10Y Note Future Option	(137)	$(8,580)	0.30%
CBOT $10Y Note Future Option	(126)	(15,719)	0.56%
CBOT $10Y Note Future Option	(125)	(21,488)	0.76%
CBOT $10Y Note Future Option	(127)	(31,746)	1.13%
CBOT $10Y Note Future Option	(134)	(12,590)	0.45%
CBOT $10Y Note Future Option	(132)	(41,185)	1.46%
CBOT $10Y Note Future	(30)	(3,733,080)	132.49%

The following table represents the equity basket holdings underlying the total return swap with SGI BOSS 10% Index as of October 31, 2017

SGI BOSS 10% Index

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
SGI Bond 3M USD : (US00003M Index)	1,445	$1,627,125	33.69%
SGI Bond 6M CHF: (SF0006M Index)	(2,036)	(2,165,891)	(44.91)%
SGI Bond 6M EUR : (EUR006M Index)	(5,453)	(7,498,039)	(155.33)%
SGI Bond 6M GBP : (BP0006M Index)	1,518	2,494,601	51.30%
SGI Bond 6M JPY: (JY0006M Index)	(1,253,628)	(11,662,968)	(243.05)%
SGI Bond 10Y CHF : (SFISDA10 Index)	(71)	(119,932)	(2.49)%
SGI Bond 10Y EUR : (EUSA10 Index)	2,321	5,208,174	107.89%
SGI Bond 10Y GBP : (SFISDA10 Index)	(709)	(1,951,981)	(40.14)%
SGI Bond 10Y JPY : (JYISDA10 Index)	756,026	9,349,422	194.84%
SGI Bond 10Y USD : (USISDA10 Index)	2,603	4,875,949	100.95%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

The following table represents the equity basket holdings underlying the total return swap with SGI Smart Market Neutral Commodity 2 Index as of October 31, 2017

SGI Smart Market Neutral Commodity 2 Index

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
Aluminium	211	$456,785	11.19%
Aluminium	(211)	(454,413)	(11.13)%
Brent Crude Oil	44,434	2,707,838	66.32%
Brent Crude Oil	(44,880)	(2,734,981)	(66.98)%
Cocoa	24	49,466	1.21%
Cocoa	(25)	(51,580)	(1.26)%
Coffee	99,651	128,151	3.14%
Coffee	(103,662)	(129,681)	(3.18)%
Copper	85	584,265	14.31%
Copper	(85)	(582,875)	(14.28)%
Corn	185,047	695,777	17.04%
Corn	(192,496)	(665,554)	(16.30)%
Cotton	300,688	205,490	5.03%
Cotton	(312,792)	(213,887)	(5.24)%
Feeder Cattle	118,469	184,900	4.53%
Feeder Cattle	(123,238)	(196,656)	(4.82)%
Gas Oil	1,468	801,301	19.63%
Gas Oil	(1,482)	(811,927)	(19.89)%
Gasoline	403,641	691,760	16.94%
Gasoline	(407,687)	(706,318)	(17.30)%
Heating Oil	363,853	667,489	16.35%
Heating Oil	(367,500)	(691,085)	(16.93)%
Kansas Wheat	29,265	149,399	3.66%
Kansas Wheat	(30,443)	(126,796)	(3.11)%
Lead	43	103,533	2.54%
Lead	(43)	(103,338)	(2.53)%
Lean Hogs	472,394	353,823	8.67%
Lean Hogs	(491,410)	(334,159)	(8.18)%
Live Cattle	500,861	648,865	15.89%
Live Cattle	(521,023)	(654,535)	(16.03)%
Natural Gas	166,787	505,363	12.38%
Natural Gas	(168,458)	(487,856)	(11.95)%
Nickel	7	88,524	2.17%
Nickel	(7)	(88,256)	(2.16)%
Soybean	49,223	489,770	12.00%
Soybean	(51,205)	(504,237)	(12.35)%
Sugar	1,885,655	277,946	6.81%
Sugar	(1,961,560)	(289,134)	(7.08)%
Wheat	103,508	517,282	12.67%
Wheat	(107,675)	(450,619)	(11.04)%
WTI Crude Oil	64,701	3,538,519	86.66%

34	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
WTI Crude Oil	(65,350)	$(3,553,729)	(87.04)%
Zinc	55	180,520	4.42%
Zinc	(55)	(179,443)	(4.39)%

The following table represents the equity basket holdings underlying the total return swap with SGI US Gravity Index as of October 31, 2017

SGI US Gravity Index

Security Description	Number of Contracts	Market Value	Percent of Basket Net Assets
S&P 500 Index	(435)	$(1,119,432)	(104.05)%

Open OTC Candriam proprietary total return swap contracts as of October 31, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Description	Unrealized Appreciation/ (Depreciation)
Societe Generale Newedge UK Limited	Candriam IG Diversified Futures Index**	Total return swap with Societe Generale Newedge UK Limited (“SG Newedge UK”).The swap provides exposure to the total returns of the Candriam Alternative ReturnSystemat program, calculated on a daily basis with a reference to a managed account owned SG Newedge UK, a company formed under the laws of England. (Notional Amount $16,934,260)***	$303,790
Societe Generale Newedge UK Limited	Candriam Global Alpha Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the Candriam Global Alpha strategy, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $17,793,931)****	42,186
			$345,976

The summaries below provide breakdown of the derivative contracts comprising the index of the above Candriam proprietary total return swaps as of October 31, 2017:

Candriam IG Diversified Futures Index

Category	% Breakdown
Foreign Currency	146.03%
Physical Index Future	21.98
Currency Future	21.43
Financial Commodity Future	5.76
Currency	(0.31)
Physical Commodity Future	(94.89)
Total	100.00%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
3-Month Euribor Mar20	Financial Commodity Future	$784,968	$(24)
90Day Euro Future Mar20	Financial Commodity Future	(375,197)	3,314
90Day Sterling Future Mar20	Financial Commodity Future	(368,374)	6,717
AUD/USD Currency Future Dec17	Currency Future	995	(607)
Australian Dollar	Foreign Currency	48	(30)
BP Currency Future Dec17	Currency Future	15,878	16,917
Brent Crude Future Jan18	Physical Commodity Future	6,947	6,896
British Pound Sterling	Foreign Currency	76	89
CAC40 10 Euro Future Nov17	Physical Index Future	3,461	1,078
Canadian Currency Future Dec17	Currency Future	(2,017)	1,640
CBOE VIX Future Nov17	Physical Index Future	(4,972)	22,864
Copper Future Dec17	Physical Commodity Future	7,442	(4,562)
Corn Future Dec17	Physical Commodity Future	(1,066,639)	15,995
Cotton No.2 Future Dec17	Physical Commodity Future	(4,684)	3,078
DAX Index Future Dec17	Physical Index Future	2,695	(7)
DJIA MINI e-CBOT Dec17	Physical Index Future	606,450	1,528
EMINI Russell 2000 Dec17	Physical Index Future	3,306	3,650
Euro	Foreign Currency	(1,073)	158
Euro FX Currency Future Dec17	Currency Future	7,155	1,270
Euro Stoxx 50 Dec17	Physical Index Future	(2,785)	(3,271)
Euro-BTP Future Dec17	Financial Commodity Future	30,406	9,675
Euro-Bund Future Dec17	Financial Commodity Future	51,755	2,168
Euro-OAT Future Dec17	Financial Commodity Future	51,173	7,821
EURO/JPY Future Dec17	Currency Future	279,756	27,810
FTSE 100 Index Future Dec17	Physical Index Future	8,529	2,956
Gasoline RBOB Future Dec17	Physical Commodity Future	7,859	15,130
Gold 100 OZ Future Dec17	Physical Commodity Future	(17,279)	16,923
Hang Seng Index Future Nov17	Physical Index Future	578,358	(2,942)
Hong Kong Dollar	Foreign Currency	561	(3)
Japan 10 Year Bond(OSE) Dec17	Financial Commodity Future	25,143	862
Japanese Yen	Foreign Currency	(113,509)	869
Japanese Yen Currency Future Dec17	Currency Future	(20,051)	16,316
Korea 3 Year Bond Future Dec17	Financial Commodity Future	(117,152)	19,380
Live Cattle Future Dec17	Physical Commodity Future	9,648	29,532
Mexican Peso Future Dec17	Currency Future	(39)	(428)
NASDAQ 100 E-MINI Dec17	Physical Index Future	(2,125)	(1,498)
Natural Gas Future Dec17	Physical Commodity Future	(11,323)	47,301
New Zealand Dollar Future Dec17	Currency Future	(9,229)	7,466
Nikkei 225 (SGX) Dec17	Physical Index Future	(897,856)	4,978
NY Harbor ULSD Future Dec17	Physical Commodity Future	7,266	2,871
Primary Aluminum LME Future	Physical Commodity Future	861	(207)
S&P500 EMINI Future Dec17	Physical Index Future	(25,856)	(7,729)
Silver Future Dec17	Physical Commodity Future	(88)	14,106
South African Rand Currency (CME) Dec17	Currency Future	(154)	1,141

36	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
South Korean Won	Foreign Currency	$1,969,780	$1,162
Soybean Future Jan18	Physical Commodity Future	(29,543)	(13)
SPI 200 Future Dec17	Physical Index Future	2,253	(795)
Sugar #11 (WORLD) Mar18	Physical Commodity Future	(2,873)	(337)
Topix Index Future Dec17	Physical Index Future	7,908	(6,209)
U.S. 10 Year Note (CBT) Dec17	Financial Commodity Future	13,243	(1,431)
U.S. 5 Year Note (CBT) Dec17	Financial Commodity Future	(24,609)	2,552
U.S. Long Bond (CBT) Dec17	Financial Commodity Future	1,830	194
United States Dollar	Currency	(3,993)	—
Wheat Future (CBT) Dec17	Physical Commodity Future	(119,273)	3,078
WTI Crude Future Dec17	Physical Commodity Future	(1,631)	(1,192)
Zinc LME Future Dec17	Physical Commodity Future	7,403	21,775
			$309,975
Net Cash and Other Receivables/Payables			(6,185)

Swaps, at Value			$303,790

Candriam Global Alpha Index

Category	% Breakdown
Currency Future	75.83%
Financial Commodity Future	12.81
Foreign Currency	8.64
Physical Index Future	2.71
Currency	0.34
Physical Index Option	(0.03)
Financial Commodity Option	(0.06)
Index Option	(0.11)
Currency Option	(0.13)
Total	100.00%

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
3-Month Euribor Dec18	Financial Commodity Future	$113,004	$982
90Day Euro Future Dec18	Financial Commodity Future	61,052	(1,091)
90Day Euro Future Dec19	Financial Commodity Future	(60,921)	545
90Day Euro Future Jun18	Financial Commodity Future	(91,604)	2,451
90Day Euro Future Mar18	Financial Commodity Future	91,711	(1,634)
90Day Euro Future Sep18	Financial Commodity Future	61,347	(1,643)
90Day Euro Future Sep19	Financial Commodity Future	(61,200)	548
AUD/USD Currency Future Dec17	Currency Future	(8,417)	5,203
AUD/USD Euro 2PM Option Dec17C 76	Currency Option	(102)	3,495
AUD/USD Euro 2PM Option Dec17P 77	Currency Option	(29)	(589)
AUD/USD Euro 2PM Option Nov17P 77	Currency Option	(17)	(762)
AUD/USD Euro 2PM Option Nov17P 78	Currency Option	43	1,270
Australian 10 Year Bond Future Dec17	Financial Commodity Future	13,108	14,623

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
Australian Dollar	Foreign Currency	$287	$(184)
BP Currency 2PM Option Dec17P 131	Currency Option	(30)	1,971
BP Currency 2PM Option Dec17P 133	Currency Option	(160)	8,852
BP Currency 2PM Option Dec17P 135	Currency Option	(78)	3,259
BP Currency 2PM Option Nov17C 135	Currency Option	(8)	(621)
BP Currency 2PM Option Nov17P 132	Currency Option	(21)	4,255
British Pound Sterling	Foreign Currency	746	882
Canadian Currency 2PM Option Dec17P 79	Currency Option	(218)	(5,782)
Canadian Currency 2PM Option Nov17P 77	Currency Option	(26)	(1,661)
Canadian Currency 2PM Option Nov17P 78	Currency Option	105	6,588
Canadian Currency Future Dec17	Currency Future	(776)	639
EURIBOR 2 year Mid Curve OptionDec17C 100	Financial Commodity Option	(56)	(4)
EURIBOR 2 year Mid Curve OptionDec17C 99.88	Financial Commodity Option	11	(35)
EURIBOR 2 year Mid Curve OptionDec17P 99.88	Financial Commodity Option	(9)	776
Euro	Foreign Currency	(589)	88
Euro Currency 2PM Option Dec17C 1.17	Currency Option	(61)	(129)
Euro Currency 2PM Option Dec17C 1.2	Currency Option	(23)	333
Euro Currency 2PM Option Dec17P 1.16	Currency Option	(214)	5,933
Euro Currency 2PM Option Dec17P 1.17	Currency Option	(150)	2,843
Euro Currency 2PM Option Dec17P 1.2	Currency Option	(441)	3,046
Euro Currency 2PM Option Nov17C 1.21	Currency Option	(2)	—
Euro Stoxx 50 Dec17	Physical Index Future	3,984	4,735
Euro-Bobl Future Dec17	Financial Commodity Future	(17,806)	712
Euro-Bobl Option Dec17C 131.25	Financial Commodity Option	(120)	1,275
Euro-Bobl Option Dec17C 131.5	Financial Commodity Option	(133)	1,850
Euro-Bobl Option Dec17P 130.75	Financial Commodity Option	(7)	(14)
Euro-BTP Future Dec17	Financial Commodity Future	3,252	1,053
Euro-Bund Future Dec17	Financial Commodity Future	(15,925)	(670)
Euro-Bund Option Dec17P 161	Financial Commodity Option	(15)	170
FTSE MIB Index 21500	Index Option	(15)	758
FTSE MIB Index 22000	Index Option	16	(948)
FTSE MIB Index 22500	Index Option	(200)	521
FTSE MIB Index Future Dec17	Physical Index Future	(5,836)	(3,044)
Hong Kong Dollar	Foreign Currency	(1,722)	10
IBEX 35 Index Future Nov17	Physical Index Future	22,234	38,267
IBEX MINI Index Option Dec17P 10000	Physical Index Option	(70)	3,049
IBEX MINI Index Option Nov17C 10500	Physical Index Option	204	10,287
IBEX MINI Index Option Nov17C 10700	Physical Index Option	(139)	(8,000)
IMM Euro Future Option Dec17P 98.38	Financial Commodity Option	(3)	—
IMM Euro Future Option Dec17P 98.5	Financial Commodity Option	34	—
Japanese Yen	Foreign Currency	75,161	(583)
Japanese Yen 2PM Option Dec17P 84.5	Currency Option	(21)	(412)
Japanese Yen 2PM Option Dec17P 86	Currency Option	89	3,294
Japanese Yen 2PM Option Dec17P 88	Currency Option	(38)	(1,215)

38	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
Japanese Yen 2PM Option Nov17C 89.5	Currency Option	$(4)	$927
Japanese Yen 2PM Option Nov17C 91.5	Currency Option	—	74
Japanese Yen 2PM Option Nov17P 86	Currency Option	(1)	—
Japanese Yen 2PM Option Nov17P 87	Currency Option	(2)	(125)
Japanese Yen 2PM Option Nov17P 89	Currency Option	(137)	(7,672)
Mexican Peso Future Dec17	Currency Future	243	2,717
NASDAQ 100 E-MINI Dec17P 5700	Physical Index Option	(8)	129
Norwegian Krone	Foreign Currency	112	(8)
Norwegian Krone Dec17	Currency Future	441,072	(1,514)
OMX Stockholm 30 Index 1580	Index Option	(391)	169
OSMI Index Option Dec17 9050	Index Option	(364)	(14,041)
Russell 2000 Index/Old 1470	Index Option	(46)	5,117
Russell 2000 Index/Old 1480	Index Option	(311)	(18,787)
Russell 2000 Index/Old 1490	Index Option	89	(6,336)
Russian Ruble Future Dec17	Currency Future	480,956	(5,692)
S&P500 EMINI 3rd Week Nov17P 2500	Physical Index Option	(45)	2,059
S&P500 EMINI 3rd Week Nov17P 2550	Physical Index Option	99	(3,294)
S&P500 EMINI Option Dec17P 2050	Physical Index Option	(2)	72
S&P500 EMINI Option Nov17C 2550	Physical Index Option	(467)	(3,771)
Singapore Dollar	Foreign Currency	9	(2)
South African Rand Currency (CME) Dec17	Currency Future	63	(473)
South Korean Won	Foreign Currency	32,598	19
Stoxx 600 Basic Resource Dec17	Physical Index Future	(1,744)	1,034
Stoxx 600 Cons Dec17	Physical Index Future	4,271	(16)
Stoxx 600 Technology Dec17	Physical Index Future	453	656
Stoxx 600 TLCM Dec17	Physical Index Future	3,691	1,362
Stoxx 600 Travel Dec17	Physical Index Future	6,209	14,121
STOXX Europe 600 Automobiles 580	Index Option	(23)	3,455
STOXX Europe 600 Automobiles 590	Index Option	38	(4,422)
STOXX Europe 600 Automobiles 605	Index Option	(280)	(9,224)
STOXX Europe 600 Healthcare 760	Index Option	146	2,605
STOXX Europe 600 Healthcare 780	Index Option	(36)	(907)
STOXX Europe 600 Media 270	Index Option	(5)	(214)
STOXX Europe 600 Telecommunications 290	Index Option	113	1,324
STOXX Europe 600 Telecommunications 300	Index Option	(34)	(660)
Swedish Krona	Foreign Currency	(557)	39
Swiss Franc	Foreign Currency	18	(12)
Swiss Franc Currency Future Dec17	Currency Future	(4,774)	2,497
TRY/USD Future Dec17	Currency Future	14,163	(4,010)
Turkish Lira	Foreign Currency	28	(3)
U.S. 10 Year Future Option Dec17C 125	Financial Commodity Option	(87)	2,091
U.S. 10 Year Future Option Dec17C 126.5	Financial Commodity Option	(24)	1,029
U.S. 10 Year Future Option Dec17P 123.5	Financial Commodity Option	(18)	—
U.S. 10 Year Future Option Dec17P 125	Financial Commodity Option	97	517

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Consolidated Portfolio of Investments October 31, 2017 (Unaudited) (continued)

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
U.S. 10 Year Future Option Dec17P 126	Financial Commodity Option	$(444)	$(3,072)
U.S. 10 Year Note (CBT) Dec17	Financial Commodity Future	54,723	(5,995)
U.S. 5 Year Future Option Dec17P 116.25	Financial Commodity Option	(15)	—
U.S. 5 Year Future Option Dec17P 116.75	Financial Commodity Option	45	522
U.S. 5 Year Future Option Dec17P 117	Financial Commodity Option	(19)	(260)
U.S. 5 Year Note (CBT) Dec17	Financial Commodity Future	6,563	(690)
U.S. Dollar Index Dec17	Currency Future	8,687	(403)
United States Dollar	Currency	4,129	—
			$56,474
Net Cash and Other Receivables/Payables			(14,288)

Swaps, at Value			$42,186

1.	As of October 31, 2017, cash in the amount of $800,071 was on deposit with brokers for total return equity swap contracts.

2.	Fund pays the floating rate and receives the total return of the reference entity.

‡	Less than $500

†	As of October 31, 2017, the index did not have exposure to the usual underlying components as certain quantitative conditions were not met.

^	Less than 1

*	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.

**	The total return swap is held in the MainStay Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay Absolute Return Multi-Strategy Fund.

***	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded futures in relation to any commodity, currency, interest rate, bond or equity index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on June 24, 2015 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap. The swap is reset on a daily basis and the daily profit and loss is reinvested (added to the notional amount). In the event the daily profit and loss is lower than the minimum transfer amount ($150,000), the reset is postponed to the next business day.

****	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded derivatives and over the counter derivatives. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on February 26, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap. The swap is reset on a daily basis and the daily profit and loss is reinvested (added to the notional amount). In the event the daily profit and loss is lower than the minimum transfer amount ($50,000), the reset is postponed to the next business day.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

AUD—Australian Dollar

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAC—Cotation Assiste´e en Continu (French stock market index)

CBOT—Chicago Board of Trade

CHF—Swiss Franc

CME—Chicago Mercantile Exchange

DAX—Deutscher Aktienindex Index (German stock market index)

DJIA—Dow Jones Industrial Average

ETF—Exchange-Traded Fund

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound Sterling

JPY—Japanese Yen

LIBOR—London InterBank Offered Rate

LME—London Metal Exchange

MIB—Milano Italia Borsa (Italian national stock exchange)

SGI—Société Générale Index

SPDR—Standard & Poor’s Depositary Receipt

TRY—Turkish Lira

USD—United States Dollar

VIX—CBOE Volatility Index

40	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$11,693,440	$—	$11,693,440
Foreign Bonds	—	4,546,400	—	4,546,400

Total Long-Term Bonds	—	16,239,840	—	16,239,840

Closed-End Funds	266,386	—	—	266,386
Common Stocks	34,763,882	—	—	34,763,882
Exchange-Traded Funds	737,374	—	—	737,374
Short-Term Investments
Repurchase Agreement	—	45,784,090	—	45,784,090
U.S. Government & Federal Agencies	—	27,742,031	—	27,742,031

Total Short-Term Investments	—	73,526,121	—	73,526,121

Total Investments in Securities	35,767,642	89,765,961	—	125,533,603

Other Financial Instruments
Candriam Proprietary Total Return Swap Contracts (b)	—	345,976	—	345,976
Credit Default Swap Contracts (b)	—	121,557	—	121,557
Foreign Currency Forward Contract (b)	—	215,088	—	215,088
Interest Rate Swap Contracts (b)	—	14,997	—	14,997
Total Return Equity Swap Contracts (b)	—	96,782	—	96,782

Total Other Financial Instruments	—	794,400	—	794,400

Total Investments in Securities and Other Financial Instruments	$35,767,642	$90,560,361	$—	$126,328,003

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(21,868,296)	$—	$—	$(21,868,296)
Exchange-Traded Funds Sold Short	(5,311,314)	—	—	(5,311,314)

Total Investments in Securities Sold Short	(27,179,610)	—	—	(27,179,610)

Other Financial Instruments
Credit Default Swap Contracts (b)	—	(224,868)	—	(224,868)
Foreign Currency Forward Contracts (b)	—	(1,367)	—	(1,367)
Futures Contracts (b)	(23,759)	—	—	(23,759)
Interest Rate Swap Contracts (b)	—	(5,433)	—	(5,433)
Total Return Basket Swap Contracts (b)	—	(100,960)	—	(100,960)
Total Return Equity Swap Contracts (b)	—	(53,324)	—	(53,324)
Written Options	(7,968)	—	—	(7,968)

Total Other Financial Instruments	(31,727)	(385,952)	—	(417,679)

Total Investments in Securities Sold Short and Other Financial Instruments	$(27,211,337)	$(385,952)	$—	$(27,597,289)

(a)	For a complete listing of investments and their industries, see the Consolidated Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Consolidated Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Consolidated Statement of Assets and Liabilities as of October 31, 2017 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $77,715,915)	$79,749,513
Repurchase agreements, at value (identified cost $45,784,090)	45,784,090
Cash	261,496
Cash collateral on deposit at broker for futures contracts	49,600
Cash collateral on deposit at broker for securities sold short	14,145,875
Cash collateral on deposit at broker for swap contracts	1,547,463
Cash denominated in foreign currencies (identified cost $1,259,054)	1,256,939
Due from custodian	284,511
Receivables:
Investment securities sold	499,651
Dividends and interest	293,804
Variation margin on futures contracts	173,479
Fund shares sold	9,786
Variation margin on centrally cleared swap contracts	28,292
Unrealized appreciation on OTC swap contracts	448,688
Other assets	34,010
Unrealized appreciation on foreign currency forward contracts	215,088

Total assets	144,782,285

Liabilities
Investments sold short (proceeds $25,912,438)	27,179,610
Written options, at value (premiums received $5,749)	7,968
Payables:
Investment securities purchased	1,015,108
Custodian	225,039
Professional fees	96,360
Broker fees and charges on short sales	81,373
Manager (See Note 3)	67,155
Premiums received for OTC swap contracts	28,297
Shareholder communication	16,794
Transfer agent (See Note 3)	6,697
Dividends on investments sold short	3,563
NYLIFE Distributors (See Note 3)	1,943
Trustees	214
Accrued expenses	710
Unrealized depreciation on OTC swap contracts	176,577
Unrealized depreciation on foreign currency forward contracts	1,367

Total liabilities	28,908,775

Net assets	$115,873,510

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,469
Additional paid-in capital	114,923,784

114,935,253
Net investment loss	(1,050,975)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	836,631
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	2,202,347
Net unrealized appreciation (depreciation) on investments sold short	(1,267,172)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	217,426

Net assets	$115,873,510

Class A
Net assets applicable to outstanding shares	$5,378,700

Shares of beneficial interest outstanding	533,537

Net asset value per share outstanding	$10.08
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.67

Investor Class
Net assets applicable to outstanding shares	$1,040,073

Shares of beneficial interest outstanding	103,653

Net asset value per share outstanding	$10.03
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.61

Class C
Net assets applicable to outstanding shares	$630,648

Shares of beneficial interest outstanding	63,757

Net asset value and offering price per share outstanding	$9.89

Class I
Net assets applicable to outstanding shares	$108,824,089

Shares of beneficial interest outstanding	10,768,002

Net asset value and offering price per share outstanding	$10.11

42	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Consolidated Statement of Operations for the six months ended October 31, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$640,046
Interest	639,873
Other income	50

Total income	1,279,969

Expenses
Manager (See Note 3)	884,341
Broker fees and charges on short sales	525,834
Custodian	294,571
Dividends on investments sold short	126,934
Professional fees	109,119
Registration	32,040
Transfer agent (See Note 3)	18,345
Shareholder communication	17,048
Distribution/Service—Class A (See Note 3)	6,881
Distribution/Service—Investor Class (See Note 3)	1,514
Distribution/Service—Class C (See Note 3)	3,585
Interest expense	5,000
Trustees	1,639
Miscellaneous	10,855

Total expenses before waiver/reimbursement	2,037,706
Expense waiver/reimbursement from Manager (See Note 3)	(397,206)

Net expenses	1,640,500

Net investment income (loss)	(360,531)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	3,298,921
Investments sold short	(733,704)
Futures transactions	(12,933)
Written option transactions	15,464
Swap transactions	1,581,666
Foreign currency forward transactions	20,223
Foreign currency transactions	(1,288,852)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	2,880,785

Net change in unrealized appreciation (depreciation) on:
Investments	(1,339,582)
Investments sold short	(742,735)
Futures contracts	(24,008)
Swap contracts	(15,181)
Written option contracts	(2,219)
Foreign currency forward contracts	505,835
Translation of other assets and liabilities in foreign currencies	(25,155)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts, written options and foreign currency transactions	(1,643,045)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	1,237,740

Net increase (decrease) in net assets resulting from operations	$877,209

(a)	Dividends recorded net of foreign withholding taxes in the amount of $23,358.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Consolidated Statement of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended April 30, 2017

	2017	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(360,531)	$(1,286,664)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	2,880,785	3,567,388
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	(1,643,045)	982,683

Net increase (decrease) in net assets resulting from operations	877,209	3,263,407

Dividends to shareholders:
From net investment income:
Class A	—	(73,696)
Investor Class	—	(17,622)
Class C	—	(7,193)
Class I	—	(2,234,483)

Total dividends to shareholders	—	(2,332,994)

Capital share transactions:
Net proceeds from sale of shares	2,842,906	26,807,124
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,332,658
Cost of shares redeemed	(23,500,999)	(4,213,239)

Increase (decrease) in net assets derived from capital share transactions	(20,658,093)	24,926,543

Net increase (decrease) in net assets	(19,780,884)	25,856,956

Net Assets
Beginning of period	135,654,394	109,797,438

End of period	$115,873,510	$135,654,394

Net investment loss at end of period	$(1,050,975)	$(690,444)

44	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Consolidated Financial Highlights selected per share data and ratios

Class A	Six months ended October 31, 2017*		Year ended April 30, 2017	June 18, 2015** through April 30, 2016
Net asset value at beginning of period	$10.01		$9.92	$10.00

Net investment income (loss) (a)	(0.04)		(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	0.18		0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		0.07	(0.02)

Total from investment operations	0.07		0.25	(0.05)

From net investment income	—		(0.16)	—
From net realized gain on investments	—		—	(0.03)

Total dividends and distributions	—		(0.16)	(0.03)

Net asset value at end of period	$10.08		$10.01	$9.92

Total investment return (b)	0.70%		2.48%	(0.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.83	%)††	(1.22%)	(0.97	%)††
Net expenses (excluding short sale expenses)	1.80	% ††	1.80%	1.80	% ††
Expenses (before waiver/reimbursement)	3.48	% ††	3.53%	3.64	% ††
Short sale expenses	1.04	% ††	0.98%	0.88	% ††
Portfolio turnover rate	91	% (c)	168%	164	% (c)
Net assets at end of period (in 000’s)	$5,379		$5,462	$3,638

*	Unaudited
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

Investor Class	Six months ended October 31, 2017*		Year ended April 30, 2017	June 18, 2015** through April 30, 2016
Net asset value at beginning of period	$9.98		$9.90	$10.00

Net investment income (loss) (a)	(0.05)		(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	0.16		0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)		0.07	(0.02)

Total from investment operations	0.05		0.22	(0.07)

Less dividends and distributions:
From net investment income	—		(0.14)	—
From net realized gain on investments	—		—	(0.03)

Total dividends and distributions	—		(0.14)	(0.03)

Net asset value at end of period	$10.03		$9.98	$9.90

Total investment return (b)	0.50%		2.24%	(0.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.06	%)††	(1.49%)	(1.18	%)††
Net expenses (excluding short sale expenses)	2.05	% ††	2.07%	1.95	% ††
Expenses (before waiver/reimbursement)	3.73	% ††	3.80%	3.82	% ††
Short sale expenses	1.05	% ††	0.98%	0.92	% ††
Portfolio turnover rate	91	% (c)	168%	164	% (c)
Net assets at end of period (in 000’s)	$1,040		$1,256	$748

*	Unaudited
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Consolidated Financial Highlights selected per share data and ratios

Class C	Six months ended October 31, 2017*		Year ended April 30, 2017	June 18, 2015** through April 30, 2016
Net asset value at beginning of period	$9.87		$9.83	$10.00

Net investment income (loss) (a)	(0.09)		(0.22)	(0.17)
Net realized and unrealized gain (loss) on investments	0.18		0.29	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		0.07	(0.02)

Total from investment operations	0.02		0.14	(0.14)

Less dividends and distributions:
From net investment income	—		(0.10)	—
From net realized gain on investments	—		—	(0.03)

Total dividends and distributions	—		(0.10)	(0.03)

Net asset value at end of period	$9.89		$9.87	$9.83

Total investment return (b)	0.20%		1.38%	(1.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.82	%)††	(2.25%)	(1.95	%)††
Net expenses (excluding short sale expenses)	2.80	% ††	2.82%	2.70	% ††
Expenses (before waiver/reimbursement)	4.48	% ††	4.55%	4.54	% ††
Short sale expenses	1.05	% ††	0.98%	0.89	% ††
Portfolio turnover rate	91	% (c)	168%	164	% (c)
Net assets at end of period (in 000’s)	$631		$766	$299

*	Unaudited
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

Class I	Six months ended October 31, 2017*		Year ended April 30, 2017	June 18, 2015** through April 30, 2016
Net asset value at beginning of period	$10.02		$9.93	$10.00

Net investment income (loss) (a)	(0.03)		(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	0.20		0.30	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.08)		0.07	(0.02)

Total from investment operations	0.09		0.27	(0.04)

Less dividends and distributions:
From net investment income	—		(0.18)	—
From net realized gain on investments	—		—	(0.03)

Total dividends and distributions	—		(0.18)	(0.03)

Net asset value at end of period	$10.11		$10.02	$9.93

Total investment return (b)	0.90	% (c)	2.80%	(0.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.55	%)††	(0.99%)	(0.78	%)††
Net expenses (excluding short sale expenses)	1.55	% ††	1.57%	1.55	% ††
Expenses (before waiver/reimbursement)	3.23	% ††	3.30%	3.36	% ††
Short sale expenses	1.05	% ††	0.97%	0.85	% ††
Portfolio turnover rate	91	% (d)	168%	164	% (d)
Net assets at end of period (in 000’s)	$108,824		$128,171	$105,112

*	Unaudited
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Portfolio turnover rate is not annualized.

46	MainStay Absolute Return Multi-Strategy Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Consolidated Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These consolidated financial statements and notes relate to the MainStay Absolute Return Multi-Strategy Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Investor Class, Class A, Class C and Class I shares have an inception date of June 18, 2015. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. Additionally, as disclosed in the Fund’s prospectus, Investor Class shares may convert automatically to Class A shares and Class A shares may convert automatically to Investor Class shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Investor Class, Class A and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

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Notes to Consolidated Financial Statements (Unaudited) (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Consolidated Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price

48	MainStay Absolute Return Multi-Strategy Fund

on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Consolidated Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Consolidated Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s consolidated financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

For U.S. tax purposes, the Cayman Subsidiary (defined in Note 2(V)) is treated as a controlled foreign corporation (“CFC”) of the Fund under the Internal Revenue Code. As a U.S. shareholder of a CFC, the Fund is required to include its share of the Cayman Subsidiary’s earnings in its taxable income. Any net loss or deficit in earnings generated by the Cayman Subsidiary cannot be deducted by the Fund in the period

49

Notes to Consolidated Financial Statements (Unaudited) (continued)

incurred, nor can such loss or deficit in earnings be carried forward to offset the Fund’s taxable income and the Cayman Subsidiary’s earnings in future periods. As a Cayman Islands exempted limited company, the Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at this time.

With respect to Fund investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to regulated investment companies (but not the Fund) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Fund is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the Fund has obtained an opinion of counsel that gross income derived by the Fund from its investment in the Cayman Subsidiary should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. However, no assurances can be provided that the IRS would not be able to successfully assert that the gross income derived by the Fund from its investment in the Cayman Subsidiary was not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Fund could fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code if less than 90% of its gross income was not derived from such qualifying gross income. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Consolidated

Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended October 31, 2017, if any, are reflected as part of net realized gain (loss) in the Consolidated Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

The Fund may invest in master limited partnerships (“MLPs”). To comply with Subchapter M of the Internal Revenue Code, the Fund may invest no more than 25% of its total assets in MLPs. Distributions on a MLP are generally recorded based on the characterization reported on the Fund’s Form 1065, Schedule K-1, received from the MLP. The Fund records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on its Consolidated Statement of Operations, as well as adjusts the cost basis of each MLP accordingly, as reported on the Fund’s Consolidated Portfolio of Investments.

Distributions received from investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records its investment income on the ex-date of the distributions. For purposes of the consolidated financial statements, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax

50	MainStay Absolute Return Multi-Strategy Fund

reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

The Fund estimates the allocation of investment income and return of capital associated with distributions received from MLPs and recorded on the Consolidated Statement of Operations. For the period ended October 31, 2017, the Fund estimated approximately 100% of the distributions received from MLPs to be from return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Consolidated Statement of Operations.

Additionally, the Fund may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Fund’s Consolidated Statement of Operations or in the expense ratios included in the Consolidated Financial Highlights.

(G)  Use of Estimates.  In preparing the consolidated financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Consolidated Portfolio of Investments.

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Notes to Consolidated Financial Statements (Unaudited) (continued)

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of October 31, 2017, all swap positions outstanding are shown in the Consolidated Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such

52	MainStay Absolute Return Multi-Strategy Fund

referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisors do not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific

53

Notes to Consolidated Financial Statements (Unaudited) (continued)

price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2017, the Fund did not hold any warrants.

(N)  Options.  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Fund to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Fund may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Fund must either acquire the referenced foreign currency at the then higher price for delivery or, if the Fund already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

The Fund may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

The Fund may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection.

(O)  Securities Sold Short.  During the six-month period ended October 31, 2017, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Consolidated Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Consolidated Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities

54	MainStay Absolute Return Multi-Strategy Fund

and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(Q)  High-Yield Securities, Energy Company, and Foreign Securities Risk.  The Fund may invest in high-yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Fund may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Fund may invest as limited partners in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Fund may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Consolidated Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

(S)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

55

Notes to Consolidated Financial Statements (Unaudited) (continued)

The Fund utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures.

Other examples of derivative positions into which the Fund may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Fund than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Fund may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$—	$442,758	$5,930	$—	$448,688
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts, futures contracts and written options (a)	—	—	115,627	14,997	130,624
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	215,088	—	—	—	215,088

Total Fair Value		$215,088	$442,758	$121,557	$14,997	$794,400

Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$—	$—	$—	$(7,968)	$(7,968)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options (b)	—	—	—	(23,759)	(23,759)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	(154,284)	(22,293)	—	(176,577)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts, futures contracts and written options (a)	—	—	(202,575)	(5,433)	(208,008)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(1,367)	—	—	—	(1,367)

Total Fair Value		$(1,367)	$(154,284)	$(224,868)	$(37,160)	$(417,679)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

56	MainStay Absolute Return Multi-Strategy Fund

The effect of derivative instruments on the Consolidated Statement of Operations for the period ended October 31, 2017:

Realized Gain (Loss)

	Consolidated Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investment transactions	$—	$—	$—	$(28,589)	$(28,589)
Written Options	Net realized gain (loss) on written option transactions	—	—	—	15,464	15,464
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	—	(12,933)	(12,933)
Swap Contracts	Net realized gain (loss) on swap transactions	—	1,222,185	330,781	28,700	1,581,666
Forward Contracts	Net realized gain (loss) on foreign currency transactions	20,223	—	—	—	20,223

Total Realized Gain (Loss)		$20,223	$1,222,185	$330,781	$2,642	$1,575,831

Change in Unrealized Appreciation (Depreciation)

	Consolidated Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$—	$15,012	$15,012
Written Options	Net change in unrealized appreciation (depreciation) on written options	—	—	—	(2,219)	(2,219)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	(24,008)	(24,008)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	271,194	(258,895)	(27,480)	(15,181)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	505,835	—	—	—	505,835

Total Change in Unrealized Appreciation (Depreciation)		$505,835	$271,194	$(258,895)	$(38,695)	$479,439

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options (a)	$—	$—	$—	$2,000,000	$2,000,000
Written Options (b)	$—	$—	$—	$(1,940,000)	$(1,940,000)
Futures Contracts Short	$—	$—	$—	$(473,393)	$(473,393)
Swap Contracts Long	$—	$95,397,619	$17,100,911	$3,848,574	$116,347,104
Swap Contracts Short	$—	$(917,933)	$—	$—	$(917,933)
Forward Contracts Long (a)	$932,032	$—	$—	$—	$932,032
Forward Contracts Short	$(17,275,596)	$—	$—	$—	$(17,275,596)

(a)	Positions were open three months during the reporting period.

(b)	Positions were open five months during the reporting period.

(U)  Basis for Consolidation for the Wholly-Owned Subsidiary.  MainStay Multi-Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) is organized as an exempted limited company under the laws of the Cayman Islands, and is a wholly-owned and controlled subsidiary of the Fund. The Fund and the Cayman Subsidiary are both advised by the Manager, and are subject to the same investment restrictions and guidelines as well as follow the same compliance policies and procedures. The Cayman Subsidiary serves as an investment

57

Notes to Consolidated Financial Statements (Unaudited) (continued)

vehicle for the Fund to enable the Fund to gain exposure to the commodities markets, primarily through investing up to 25% in the aggregate of the Fund’s assets in the equity securities of the Cayman Subsidiary. In pursuing its investment objective, the Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity-related instruments and other investments. Except where the context otherwise requires, the term “Fund” refers to the Fund together with the Cayman Subsidiary. As of October 31, 2017, net assets of the Cayman Subsidiary were $14,219,907 representing 12.3% of the Fund’s consolidated net assets.

Although the Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Cayman Subsidiary are not necessarily identical. The Fund currently conducts its commodity investment activities only through the Cayman Subsidiary, but retains the ability to invest in additional Cayman Islands subsidiary entities in the future. The Fund is currently the sole shareholder of the Cayman Subsidiary, and it is expected that the Fund will remain the sole shareholder and will continue to control the Cayman Subsidiary. As a wholly-owned subsidiary of the Fund, all assets, liabilities, income and expenses of the Cayman Subsidiary are consolidated in the financial statements and financial highlights of the Fund, and all significant intercompany balances, revenues and expenses have been eliminated in consolidation.

(V)  Commodity Futures Trading Commission Regulation.  The Fund and the Cayman Subsidiary operate subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France S.A.S. (“Candriam France” or “Subadvisor”) are registered with the CFTC as a commodity pool operator (“CPO”) and Commodity Trading Advisor (“CTA”), respectively, and each a member of the National Futures Association. The Manager and Candriam France act as CPO and CTA, respectively, to the Fund and the Cayman Subsidiary. Accordingly, the Fund and the Manager will comply with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Fund’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Fund’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting will generally be deemed to fulfill the Manager’s CFTC compliance obligations so long as the Fund operates in compliance with the conditions of CFTC Regulation 4.12.

Candriam France operates the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the Fund and the Cayman Subsidiary, the Fund and the Cayman Subsidiary may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Fund, the Cayman Subsidiary, their investment strategies, or the Fund’s Prospectus or Statement of Additional Information.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam France S.A.S. (“Candriam France”), a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam France, and is responsible for the day-to-day portfolio management of a portion of the Fund and the Cayman Subsidiary. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of a portion of the Fund. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Cushing, is responsible for the day-to-day portfolio management of a portion of the Fund. MacKay Shields LLC (‘‘MacKay Shields’’ or “Subadvisor,” and together with Candriam France, Cornerstone Holdings and Cushing, the “Subadvisors”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and MacKay Shields, and is responsible for the day-to-day portfolio management of a portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.25% of the Fund’s average daily net assets.

The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Fund pays New York Life Investments for services provided to the Fund. New York Life Investments is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of

58	MainStay Absolute Return Multi-Strategy Fund

portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.80% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. New York Life Investments will waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until August 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $884,341 and waived its fees and/or reimbursed expenses in the amount of $397,206.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $290 and $480, respectively.

During the six-month period ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $286 and $507, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. State Street is the Cayman Subsidiary’s transfer agent pursuant to an agreement between State Street and the Cayman Subsidiary. During the six-month period ended October 31, 2017, transfer agent expenses incurred by the Fund and Cayman Subsidiary were $8,263 and $10,082, respectively.

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Consolidated Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$98,912,329	$6,051,938	$(5,812,597)	$239,341

During the year ended April 30, 2017, the tax character of distributions paid as reflected in the Consolidated Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$2,332,994
Total	$2,332,994

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as

59

Notes to Consolidated Financial Statements (Unaudited) (continued)

the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the six-month period ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended October 31, 2017, purchases and sales of securities, other than short-term securities, were $50,249 and $64,209, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended October 31, 2017:
Shares sold	32,717	$328,098
Shares redeemed	(31,290)	(313,353)

Net increase (decrease) in shares outstanding before conversion	1,427	14,745
Shares converted into Class A (See Note 1)	1,624	16,260
Shares converted from Class A (See Note 1)	(14,993)	(150,112)

Net increase (decrease)	(11,942)	$(119,107)

Year ended April 30, 2017:
Shares sold	276,633	$2,781,047
Shares issued to shareholders in reinvestment of dividends and distributions	7,268	73,696
Shares redeemed	(108,990)	(1,098,866)

Net increase (decrease) in shares outstanding before conversion	174,911	1,755,877
Shares converted into Class A (See Note 1)	13,509	134,518
Shares converted from Class A (See Note 1)	(9,737)	(97,900)

Net increase (decrease)	178,683	$1,792,495

Investor Class	Shares	Amount
Six-month period ended October 31, 2017:
Shares redeemed	(35,577)	$(357,177)

Net increase (decrease) in shares outstanding before conversion	(35,577)	(357,177)
Shares converted into Investor Class (See Note 1)	14,921	150,112
Shares converted from Investor Class (See Note 1)	(1,616)	(16,260)

Net increase (decrease)	(22,272)	$(223,325)

Year ended April 30, 2017:
Shares sold	73,410	$732,560
Shares issued to shareholders in reinvestment of dividends and distributions	1,714	17,326
Shares redeemed	(20,971)	(210,415)

Net increase (decrease) in shares outstanding before conversion	54,153	539,471
Shares converted into Investor Class (See Note 1)	9,771	97,900
Shares converted from Investor Class (See Note 1)	(13,553)	(134,518)

Net increase (decrease)	50,371	$502,853

Class C	Shares	Amount
Six-month period ended October 31, 2017:
Shares sold	3,732	$36,715
Shares redeemed	(17,532)	(173,187)

Net increase (decrease)	(13,800)	(136,472)

Year ended April 30, 2017:
Shares sold	64,528	638,875
Shares issued to shareholders in reinvestment of dividends and distributions	713	7,153
Shares redeemed	(18,165)	(180,569)

Net increase (decrease)	47,076	$465,459

Class I	Shares	Amount
Six-month period ended October 31, 2017:
Shares sold	245,971	$2,478,093
Shares redeemed	(2,264,363)	(22,657,282)

Net increase (decrease)	(2,018,392)	$(20,179,189)

Year ended April 30, 2017:
Shares sold	2,246,651	$22,654,642
Shares issued to shareholders in reinvestment of dividends and distributions	220,363	2,234,483
Shares redeemed	(269,602)	(2,723,389)

Net increase (decrease)	2,197,412	$22,165,736

Note 10–Subsequent Events

In connection with the preparation of the consolidated financial statements of the Fund as of and for the six-month period ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the consolidated financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/

60	MainStay Absolute Return Multi-Strategy Fund

or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At meetings held September 25-27, 2017, the Board approved the assumption by MacKay Shields of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Fund, effective January 1, 2018. As a result, under the supervision of New York Life Investments, MacKay Shields, which is also a wholly-owned, fully autonomous subsidiary of New York Life, will be responsible for the management of a greater portion of the day-to-day investment operations of the Fund. There will be no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Fund.

Effective January 1, 2018, the portfolio managers from Cornerstone Holdings who manage a portion of the day-to-day investment operations of the Fund will transition from Cornerstone Holdings to MacKay Shields. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields will not impact the investment strategies or risks of the Fund. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

61

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed.

Proposal 2 was not applicable to the Fund.

The results of the Special Meeting with respect to Proposal 1 (all Funds and classes thereof voting together) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Withheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Withheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Withheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Withheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Withheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Withheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

62	MainStay Absolute Return Multi-Strategy Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716477 MS286-17	MSARM10-12/17 (NYLIM) NL269

MainStay Tax Advantaged Short Term Bond Fund

Message from the President and Semiannual Report

Unaudited  |  October 31, 2017

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Message from the President

The six months ended October 31, 2017, brought relatively strong performance to equity markets in the United States and abroad. Stocks in international and emerging markets provided solid double-digit returns during the reporting period.

According to FTSE-Russell data for the U.S. market, stocks at all capitalization levels earned solid single-digit returns during the reporting period. Growth stocks were particularly strong, outperforming value stocks at all capitalization levels and providing double-digit returns among all but the very smallest of companies.

Several factors contributed to the strength of domestic and international stock markets during the reporting period. With a new administration in place, many investors in the U.S. looked forward to business tax incentives and possible tax cuts for consumers that could stimulate economic growth. During the reporting period, corporate earnings reports remained strong; and growth in U.S. real gross domestic product remained positive, with a substantial advance during the second quarter of 2017. Developed international markets and emerging markets were also strong, boosted by positive macroeconomic data and growing confidence that Europe was well on its way to financial recovery. Despite wide variations among emerging markets, many saw strong appreciation in local-currency terms and benefited from a weaker U.S. dollar.

During the reporting period, the Federal Open Market Committee raised the federal funds target range in June of 2017, increasing the target range to 1.00% to 1.25% at the end of the reporting period. U.S. Treasury yields rose on securities with maturities of 10 years or less, but yields fell modestly on U.S. Treasury securities with maturities of 20 or 30 years.

Despite these yield variations, virtually all sectors of the fixed-income market recorded positive total returns during the reporting period. Returns were generally higher for securities with longer maturities and for asset classes that tend to involve higher risk. Convertible bonds, whose performance is closely tied to the performance of underlying stocks, provided some of the strongest overall returns of any fixed-income asset class during the reporting period.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another; and in today’s ever-changing world, wide market swings are not unknown.

MainStay offers Funds with a wide array of investment objectives to help our shareholders pursue the appropriate diversification for their long-range financial goals. We also offer several investment boutiques, allowing our shareholders to choose the style—or mix of styles—that’s best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay Fund during the six months ended October 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended October 31, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 1% Initial Sales Charge[3]	With sales charges Excluding sales charges	1/2/2004	–0.51 0.50%	–0.38 0.62%	–0.10 0.51%	1.37 1.67%	0.84 0.85%
Investor Class Shares	Maximum 1% Initial Sales Charge[3]	With sales charges Excluding sales charges	2/28/2008	–0.73 0.27	–0.80 0.20	–0.47 0.14	0.69 1.01	1.22 1.20
Class I Shares	No Sales Charge		1/2/1991	0.65	0.91	0.77	1.94	0.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The maximum initial sales charge prior to June 1, 2015 was 3.00%.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years or Since Inception
Bloomberg Barclays 3-Year Municipal Bond Index[4]	0.74%	1.30%	1.22%	2.57%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Index[5]	0.44	0.67	0.90	2.05
Morningstar Short-Term Bond Category Average[6]	0.83	1.36	1.15	2.40

4.	The Bloomberg Barclays 3-Year Municipal Bond Index is the Fund’s primary broad-based securities-market index for comparison purposes. The Bloomberg Barclays 3-Year Municipal Bond Index is considered representative of the broad-based market for investment grade, tax-exempt bonds with a maturity range of 2-4 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
5.	The Bloomberg Barclays U.S. 1-3 Year Government/Credit Index is the Fund’s secondary benchmark. The Bloomberg Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Short-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Advantaged Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Advantaged Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2017, to October 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2017, to October 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/17	Ending Account Value (Based on Actual Returns and Expenses) 10/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,005.00	$4.04	$1,021.20	$4.08	0.80%

Investor Class Shares	$1,000.00	$1,002.70	$6.31	$1,018.90	$6.36	1.25%

Class I Shares	$1,000.00	$1,006.50	$2.53	$1,022.70	$2.55	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2017 (excluding short-term investment) (Unaudited)

1.	State of Ohio, Capital Facilities Lease-Appropriation, Revenue Bonds, 0.90%, due 10/1/36

2.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.75%–5.50%, due 7/1/18–7/1/20

3.	State of Illinois, Unlimited General Obligation, 5.00%–5.50%, due 1/1/18–11/1/18

4.	Territory of Guam, Revenue Bonds, 3.00%–5.00%, due 11/15/17–12/1/20

5.	New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds, 5.00%–5.50%, due 12/15/17–12/15/20
6.	County of Beaver PA, Unlimited General Obligation, 1.948%–2.18%, due 11/15/18–11/15/19

7.	New Jersey Turnpike Authority, Revenue Bonds, 1.348%, due 1/1/22

8.	Puerto Rico Electric Power Authority, Revenue Bonds, 4.00%–5.50%, due 7/1/18–7/1/20

9.	Massachusetts Housing Finance Agency, Revenue Bonds, 2.60%, due 12/1/39

10.	City of Whiting IN, Environmental Facilities, BP Products North America, Revenue Bonds, 1.67%, due 12/1/44

8	MainStay Tax Advantaged Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Claude Athaide, PhD, CFA, John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Advantaged Short Term Bond Fund perform relative to its benchmarks and peers during the six months ended October 31, 2017?

Excluding all sales charges, MainStay Tax Advantaged Short Term Bond Fund returned 0.50% for Class A shares and 0.27% for Investor Class shares for the six months ended October 31, 2017. Over the same period, Class I shares returned 0.65%. For the six months ended October 31, 2017, all share classes underperformed the 0.74% return of the Bloomberg Barclays 3-Year Municipal Bond Index,1 which is the Fund’s primary benchmark. Over the same period, Class A and Class I shares outperformed—and Investor Class shares underperformed—the 0.44% return of the Bloomberg Barclays U.S. 1–3 Year Government/Credit Index,1 which is the Fund’s secondary benchmark. For the six months ended October 31, 2017, all share classes underperformed the 0.83% return of the Morningstar Short-Term Bond Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund had exposure to taxable municipal bonds and other fixed-income securities that were not represented in the Bloomberg Barclays 3-Year Municipal Bond Index. A number of these lower-rated investment-grade municipal securities saw their prices drop and yield spreads3 widen when the market sold off after the November 2016 U.S. election and municipal-sector outflows spiked. On the other hand, these securities saw their spreads tighten and prices increase midway through the reporting period as growth expectations subsided. Bonds issued by the U.S. Virgin Islands and Puerto Rico came under pressure after two devastating hurricanes hit the islands and questions arose about the issuers’ willingness to pay debt service amid reconstruction efforts. As a result, the Fund’s overweight exposure relative to the Bloomberg Barclays 3-Year Municipal Bond Index in special tax bonds detracted from the Fund’s relative performance. The Fund’s overweight exposure relative to that Index in local general obligation bonds, education bonds, and credits from Ohio and California were positive contributors to performance. (Contributions take weightings and total returns into account.) The Fund’s overweight exposure relative to the Bloomberg Barclays 3-Year Municipal Bond Index in education and hospital-backed bonds, however, detracted from relative performance during the reporting period.

What was the Fund’s duration4 strategy during the reporting period?

Overall, our strategy was to keep the Fund’s duration close to that of its investable universe, which includes investment-grade municipal bonds, taxable fixed-income bonds, and insured and uninsured bonds of U.S. territories (Puerto Rico, Guam and the

U.S. Virgin Islands). At times, depending on conditions in the fixed-income markets, seasonal technicals (supply and demand), and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer. During the reporting period, the Fund’s duration was shorter than that of the Bloomberg Barclays 3-Year Municipal Bond Index in anticipation of Federal Reserve increases in the federal funds target range and the potential adverse impact such increases could have on short-term bond prices. The Fund ended the reporting period with a duration of 1.48 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The bond sell off that followed the unexpected U.S. election results and the Federal Reserve’s determination to raise the federal funds target range prompted significant decisions for the Fund during the reporting period. The Fund used a shorter-duration profile and an elevated cash position to weather market volatility and take advantage of potential opportunities that could arise during market dislocations.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The most substantial positive contributions to the Fund’s performance during the reporting period came from electric utility–backed, pre-refunded, local general obligation and corporate-backed bonds. The Fund’s exposure to hospital, special tax and U.S. Virgin Island bonds all detracted from performance during the reporting period.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Short-Term Bond Category Average.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

How did the Fund’s sector weightings change during the reporting period?

The sectors prevalent in the Fund’s holdings—such as local general obligation, special tax, lease-backed and hospital bonds—reflected our desire to construct a reasonably well-diversified Fund, include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). During the reporting period, the Fund increased its exposure to airport and dedicated tax-backed bonds, bonds issued by Illinois and New Jersey, and corporate-backed debt. The Fund reduced its exposure to hospital-backed bonds, local and state general obligation bonds, and hospital-backed bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2017, the Fund held overweight positions relative to the Bloomberg Barclays 3-Year Municipal Bond Index in credits rated A5 and BBB, taxable fixed-income securities, insured Puerto Rico bonds and debt issued by the State of Illinois. As of the same date, the Fund held underweight positions relative to the Index in securities rated AAA6 and AA+, as well as, pre-refunded bonds, transportation-backed bonds and state general obligation bonds. As of October 31, 2017, we anticipated maintaining these underweight positions into the future as these securities have a higher correlation to inflation and interest rates than the rest of the market, and we believe that the Federal Reserve may raise the federal funds target range several times during the coming 12 months.

5.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parame-ters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Advantaged Short Term Bond Fund

Portfolio of Investments October 31, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 99.8%† Corporate Bonds 16.1%
Agriculture 0.4%
Japan Tobacco, Inc. 2.10%, due 7/23/18 (a)	$1,070,000	$1,072,194

Auto Manufacturers 0.8%
Daimler Finance North America LLC 2.20%, due 5/5/20 (a)	1,000,000	1,000,154
Ford Motor Credit Co. LLC 2.375%, due 3/12/19	1,500,000	1,505,610

		2,505,764

Banks 9.2%
Bank of America Corp.
2.00%, due 1/11/18	305,000	305,235
2.65%, due 4/1/19	1,710,000	1,724,020
5.65%, due 5/1/18	1,000,000	1,019,253
BB&T Corp. 2.15%, due 2/1/21	450,000	449,207
Capital One Financial Corp. 2.45%, due 4/24/19	900,000	904,905
Capital One N.A. 1.50%, due 3/22/18	1,000,000	999,144
Citigroup, Inc. 2.55%, due 4/8/19	2,975,000	3,000,567
Citizens Bank N.A.
2.20%, due 5/26/20	900,000	897,319
2.30%, due 12/3/18	900,000	903,393
2.50%, due 3/14/19	310,000	311,978
Goldman Sachs Group, Inc.
2.90%, due 7/19/18	1,080,000	1,088,416
7.50%, due 2/15/19	2,000,000	2,137,541
HSBC USA, Inc. 2.25%, due 6/23/19	1,000,000	1,004,417
Huntington National Bank 2.20%, due 11/6/18	2,000,000	2,005,627
JPMorgan Chase & Co. 6.30%, due 4/23/19	3,000,000	3,186,149
Morgan Stanley
2.375%, due 7/23/19	1,225,000	1,230,179
2.45%, due 2/1/19	2,400,000	2,412,516
7.30%, due 5/13/19	1,000,000	1,077,614
PNC Bank N.A. 2.45%, due 11/5/20	850,000	856,805
Wells Fargo & Co. 2.125%, due 4/22/19	1,709,000	1,714,679

		27,228,964

	Principal Amount	Value
Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, due 1/15/20	$1,000,000	$1,072,896
Diageo Capital PLC 4.828%, due 7/15/20	871,920	937,768

		2,010,664

Biotechnology 0.3%
Celgene Corp. 2.30%, due 8/15/18	900,000	903,770

Food 0.4%
J.M. Smucker Co. 1.75%, due 3/15/18	205,000	205,175
Sysco Corp. 5.375%, due 3/17/19	1,000,000	1,047,833

		1,253,008

Health Care—Products 0.3%
Stryker Corp. 2.00%, due 3/8/19	975,000	977,109

Insurance 0.8%
Principal Life Global Funding II 2.15%, due 1/10/20 (a)	900,000	903,100
Protective Life Corp. 7.375%, due 10/15/19	1,000,000	1,096,314
Voya Financial, Inc. 2.90%, due 2/15/18	349,000	349,967

		2,349,381

Miscellaneous—Manufacturing 0.3%
Siemens Financieringsmaatschappij N.V. 2.15%, due 5/27/20 (a)	1,000,000	1,003,690

Oil & Gas 0.8%
Chevron Corp. 4.95%, due 3/3/19	445,000	463,750
Shell International Finance B.V. 1.625%, due 11/10/18	1,000,000	999,434
Total Capital International S.A. 2.125%, due 1/10/19	1,000,000	1,005,207

		2,468,391

Pharmaceuticals 0.5%
Express Scripts Holding Co. 2.25%, due 6/15/19	1,000,000	1,003,033
Teva Pharmaceutical Finance Netherlands III B.V. 1.70%, due 7/19/19	440,000	430,630

		1,433,663

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 0.9%
Boston Properties, L.P. 3.70%, due 11/15/18	$1,000,000	$1,015,546
Welltower, Inc. 4.125%, due 4/1/19	1,500,000	1,538,738

		2,554,284

Telecommunications 0.7%
AT&T, Inc.
5.20%, due 3/15/20	1,000,000	1,073,554
5.80%, due 2/15/19	1,000,000	1,048,178

		2,121,732

Total Corporate Bonds (Cost $47,886,574)		47,882,614

Municipal Bonds 83.7%
Alabama 1.5%
Calhoun County Board of Education, Special Tax Insured: BAM 3.00%, due 2/1/19	200,000	204,090
Industrial Development Board of the City of Mobile Alabama, Alabama Power Co.-Barry Plant, Revenue Bonds 1.625%, due 7/15/34 (b)	250,000	250,260
State of Alabama Docks Department, Port Authority, Revenue Bonds Series D, Insured: AGM 2.567%, due 10/1/21	3,000,000	3,017,040
Water Works Board of the City of Birmingham, Revenue Bonds Series C 1.509%, due 1/1/19	1,000,000	992,730

		4,464,120

Alaska 0.2%
Alaska Railroad Corp., Revenue Bonds Series A 5.00%, due 8/1/18	500,000	513,510

Arizona 1.1%
City of Tucson AZ, Certificates of Participation Insured: AGM 4.00%, due 7/1/20	350,000	374,087
Mohave County Unified School District No. 20 Kingman, Unlimited General Obligation Insured: BAM 3.00%, due 7/1/20	1,505,000	1,564,914

	Principal Amount	Value
Arizona (continued)
Pima County Unified School District No. 16 Catalina Foothills, Unlimited General Obligation 3.00%, due 7/1/19	$1,165,000	$1,199,624

		3,138,625

Arkansas 0.3%
County of Baxter AR, Baxter Regional Medical Center, Revenue Bonds Series A 5.00%, due 9/1/20	785,000	851,058

California 6.8%
Auburn Urban Development Authority Successor Agency, Auburn Redevelopment Project, Tax Allocation
Insured: BAM 4.00%, due 6/1/18	135,000	137,195
Insured: BAM 4.00%, due 6/1/19	140,000	145,758
Avalon Community Improvement Agency Successor Agency, Tax Allocation Series A, Insured: AGM 4.00%, due 9/1/18	300,000	306,942
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/21	1,100,000	1,213,817
California Municipal Finance Authority, Harbor Regional Center Project, Revenue Bonds 4.00%, due 11/1/18	740,000	763,096
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 2.00%, due 6/15/18	1,205,000	1,211,748
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series B 1.95%, due 6/1/18	500,000	500,240
California School Finance Authority, Aspire Public Schools, Revenue Bonds Series A 5.00%, due 8/1/19 (a)	130,000	137,675
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	50,000	50,181
City of Industry CA, Senior, Revenue Bonds
Series A, Insured: AGM 1.88%, due 1/1/18	355,000	355,071
Series A, Insured: AGM 2.125%, due 1/1/19	985,000	985,906

12	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
City of Oakland CA, Revenue Bonds Insured: AGM (zero coupon), due 12/15/19	$1,000,000	$954,270
City of San Francisco CA, Public Utilities Commission Water, Build America Bonds, Revenue Bonds Series B 4.10%, due 11/1/17	315,000	315,000
Commerce Community Development Commission Successor Agency, Tax Allocation Series B, Insured: AGM 2.00%, due 8/1/19	1,890,000	1,880,342
County of San Diego CA, Sanford Burnham Prebys Medical, Revenue Bonds
4.00%, due 11/1/17	400,000	400,000
5.00%, due 11/1/18	400,000	414,128
Del Mar Race Track Authority, Revenue Bonds 4.00%, due 10/1/18	1,230,000	1,258,130
Industry Public Finance Authority, Transportation Distribution-Industrial Redevelopment, Tax Allocation
Series B, Insured: AGM 3.039%, due 1/1/19	4,000,000	4,043,200
Series A, Insured: AGM 5.00%, due 1/1/18	700,000	704,718
Monrovia Redevelopment Agency Successor Agency, Central Redevelopment Project, Tax Allocation Series A, Insured: AGM 2.50%, due 5/1/19	600,000	604,218
Moreno Valley Public Financing Authority, Revenue Bonds Insured: AGM 2.25%, due 11/1/18	105,000	105,360
Sacramento County Public Financing Authority, Golden 1 Center, Revenue Bonds 2.51%, due 4/1/18	750,000	751,515
Sacramento Redevelopment Agency Successor Agency, Tax Allocation Series B, Insured: BAM 2.695%, due 12/1/19	965,000	981,859
San Bernardino City Unified School District, Election of 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/18	300,000	308,745
San Diego Redevelopment Agency Successor Agency, Tax Allocation
Series B 2.00%, due 9/1/18	250,000	250,113

	Principal Amount	Value
California (continued)
San Diego Redevelopment Agency Successor Agency, Tax Allocation (continued)
Series B 2.25%, due 9/1/19	$250,000	$250,305
Series B 2.625%, due 9/1/20	200,000	201,534
Sierra Kings Health Care District, Unlimited General Obligation 4.00%, due 8/1/18	200,000	203,908
Stanton Redevelopment Agency, Stanton Consol Redevelopment, Tax Allocation Insured: BAM 2.00%, due 12/1/19	260,000	258,814
Stockton Public Financing Authority, Special Tax Series A, Insured: BAM 4.00%, due 9/2/20	575,000	618,539

		20,312,327

Colorado 0.6%
City of Glendale CO, Revenue Bonds Insured: AGM 1.574%, due 12/1/17	250,000	250,035
Colorado Health Facilities Authority, Evangelical Lutheran Good, Revenue Bonds 3.00%, due 6/1/18	500,000	505,565
E-470 Public Highway Authority, Revenue Bonds Series A 5.00%, due 9/1/19	1,000,000	1,067,830

		1,823,430

Connecticut 1.0%
City of Bridgeport CT, Unlimited General Obligation Series D, Insured: AGM 5.00%, due 8/15/20	1,000,000	1,090,260
City of Hartford CT, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/18	650,000	663,865
Series C, Insured: NATL-RE 5.00%, due 9/1/18	465,000	477,355
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series M 4.00%, due 7/1/19	800,000	835,024

		3,066,504

Delaware 0.1%
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds Series A 4.00%, due 6/1/18	300,000	302,988

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia 0.1%
Washington Metropolitan Area Transit Authority, Revenue Bonds Series A 4.00%, due 7/1/19	$250,000	$254,930

Florida 0.8%
City of Lakeland FL, Lakeland Regional Health Systems, Revenue Bonds
5.00%, due 11/15/19	265,000	283,420
5.00%, due 11/15/20	420,000	461,891
City of Tallahassee FL, Tallahassee Memorial Healthcare, Inc., Revenue Bonds
Series A 5.00%, due 12/1/17	435,000	436,262
Series A 5.00%, due 12/1/18	425,000	440,041
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Revenue Bonds 3.00%, due 8/1/18	345,000	349,940
Pinellas County Health Facilities Authority, BayCare Health System, Revenue Bonds 0.85%, due 11/1/38 (b)	300,000	300,000

		2,271,554

Guam 2.2%
♦Territory of Guam, Revenue Bonds
Series D 3.00%, due 11/15/17	300,000	300,159
Series D 4.00%, due 11/15/18	275,000	281,611
5.00%, due 11/15/19	1,000,000	1,058,120
5.00%, due 11/15/20	2,740,000	2,961,584
Series A 5.00%, due 12/1/20	1,850,000	2,027,766

		6,629,240

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaii Pacific Health Obligation, Revenue Bonds Series A 5.00%, due 7/1/18	250,000	256,310

Illinois 10.7%
Chicago Board of Education, Chicago School Board, Unlimited General Obligation Series A, Insured: NATL-RE 5.25%, due 12/1/19	400,000	421,376
Chicago Board of Education, School Reform, Unlimited General Obligation Series B-1, Insured: NATL-RE (zero coupon), due 12/1/18	1,470,000	1,432,280

	Principal Amount	Value
Illinois (continued)
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: NATL-RE 5.00%, due 12/1/19	$1,775,000	$1,860,874
Series A, Insured: AMBAC 5.50%, due 12/1/18	220,000	225,018
City of Berwyn IL, Unlimited General Obligation Series B, Insured: NATL-RE 5.71%, due 12/1/17	1,675,000	1,679,740
City of Chicago IL, Direct Access BD PG, Unlimited General Obligation Series 1A, Insured: AMBAC 4.125%, due 1/1/19	275,000	275,256
City of Chicago IL, Unlimited General Obligation Series I, Insured: AMBAC 5.00%, due 12/1/17	1,225,000	1,229,018
City of Chicago IL, Waterworks Second Lien, Revenue Bonds 4.00%, due 11/1/18	1,000,000	1,027,070
City of Freeport IL, Unlimited General Obligation Series A, Insured: AGM 2.00%, due 1/1/18	100,000	100,095
City of Peoria IL, Unlimited General Obligation Series A 3.00%, due 1/1/19	525,000	529,589
City of Rockford IL, Unlimited General Obligation
Series A, Insured: BAM 3.00%, due 12/15/17	240,000	240,502
Series A, Insured: BAM 3.00%, due 12/15/18	145,000	147,616
Cook County Community Consolidated School District No. 168 Sauk Village, Limited General Obligation Series B 1.90%, due 12/1/17	405,000	404,870
Cook County Community High School District No. 212 Leyden, Revenue Bonds Series B, Insured: BAM 2.00%, due 12/1/19	1,140,000	1,136,409
Cook County School District No. 102 La Grange, Limited General Obligation Series B, Insured: AGM 3.00%, due 12/15/17	275,000	275,558
County of Cook IL, Unlimited General Obligation Series D, Insured: BAM 2.03%, due 11/15/18	700,000	700,434

14	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Edward Elmhurst Obligated Group, Revenue Bonds 5.00%, due 1/1/21	$300,000	$327,375
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
2.95%, due 8/1/18	250,000	250,030
3.20%, due 8/1/19	250,000	249,993
3.35%, due 8/1/20	320,000	320,656
Illinois Sports Facilities Authority, Revenue Bonds
Insured: AMBAC (zero coupon), due 6/15/19	925,000	888,943
5.00%, due 6/15/18	495,000	504,207
Illinois State University, Revenue Bonds Insured: AGM 5.00%, due 4/1/19	1,000,000	1,045,030
Madison Macoupin Etc Counties Illinois Community College District No. 536, Lewis & Clark Community College, Unlimited General Obligation
4.50%, due 5/1/20	305,000	322,184
5.00%, due 11/1/22	420,000	465,499
Madison Macoupin Etc Counties Illinois Community College District No. 536, Unlimited General Obligation
5.00%, due 11/1/20	150,000	161,982
5.00%, due 11/1/21	70,000	76,869
Peoria County School District No. 68 Oak Grove, Unlimited General Obligation Series C, Insured: AGM 2.00%, due 12/1/19	180,000	181,724
Public Building Commission of Chicago, Chicago School Reform, Revenue Bonds Series B, Insured: NATL-RE 5.25%, due 12/1/18	115,000	118,873
Randolph County Community Unit School District No. 140 Sparta, Unlimited General Obligation
Insured: AGM 4.00%, due 12/1/17	200,000	200,426
Insured: AGM 4.00%, due 12/1/18	405,000	415,498
Insured: AGM 4.00%, due 12/1/19	210,000	221,199
Regional Transportation Authority, Revenue Bonds Insured: AGM 5.75%, due 6/1/18	1,000,000	1,026,470

	Principal Amount	Value
Illinois (continued)
Round Lake IL, Lakewood Grove Special Service Area No. 3 & 4, Special Tax Insured: BAM 2.65%, due 3/1/21	$500,000	$506,695
St. Clair County High School District No 201 Belleville, Unlimited General Obligation Insured: BAM 3.50%, due 4/1/19	160,000	163,154
State of Illinois, Junior Obligation, Revenue Bonds 5.00%, due 6/15/19	610,000	642,409
♦State of Illinois, Unlimited General Obligation
Insured: AGM 5.00%, due 1/1/18	850,000	854,972
5.00%, due 11/1/18	5,000,000	5,163,250
Insured: NATL-RE 5.50%, due 8/1/18	750,000	772,477
United City of Yorkville IL, Special Service Area No. 2005-108 & 2005-109, Special Tax Insured: AGM 3.00%, due 3/1/19	884,000	897,985
Village of Cary IL, Special Service Area No. 1, Special Tax
Insured: BAM 1.20%, due 3/1/18	100,000	99,867
Insured: BAM 1.50%, due 3/1/19	150,000	149,921
Village of Cary IL, Special Service Area No. 2, Special Tax
Insured: BAM 1.20%, due 3/1/18	99,000	98,868
Insured: BAM 1.70%, due 3/1/20	149,000	148,559
Village of Crestwood IL, Alternate Revenue Source, Unlimited General Obligation Series B, Insured: BAM 2.00%, due 12/15/19	500,000	504,355
Village of Rosemont IL, Corporate Purpose, Unlimited General Obligation Series B, Insured: AGM 3.021%, due 12/1/19	955,000	968,217
Volo Village Special Service Area 3 & 6, Symphony Meadows / Lancaster, Special Tax
Insured: AGM 3.00%, due 3/1/18	200,000	200,842
Insured: AGM 3.00%, due 3/1/19	200,000	203,164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Western Illinois University, Revenue Bonds
Insured: BAM 5.00%, due 4/1/18	$600,000	$607,470
Insured: BAM 5.00%, due 4/1/19	870,000	906,688
Insured: BAM 5.00%, due 4/1/20	460,000	491,455

		31,843,011

Indiana 2.9%
City of Rockport IN, Revenue Bonds Series B 1.75%, due 6/1/25 (b)	2,000,000	2,001,940
♦City of Whiting IN, Environmental Facilities, BP Products North America, Revenue Bonds 1.67%, due 12/1/44 (b)(c)	5,000,000	5,007,000
Indiana Bond Bank, Revenue Bonds Series A 5.25%, due 10/15/18	1,000,000	1,036,600
Indiana Finance Authority, Marquette Project, Revenue Bonds 5.00%, due 3/1/19	515,000	535,173

		8,580,713

Iowa 1.0%
City of Coralville IA, Annual Appropriate Urban Renewal, Certificates of Participation Series B-1 2.00%, due 6/1/18	320,000	320,957
City of Coralville IA, Certificates of Participation
Series E 4.00%, due 6/1/19	465,000	481,015
Series E 4.00%, due 6/1/20	500,000	524,895
City of Coralville IA, Corporate Purpose Bonds, Unlimited General Obligation
Series D1 1.50%, due 5/1/18	510,000	510,076
Series D1 1.75%, due 5/1/19	270,000	270,756
Series D2 2.25%, due 5/1/18	70,000	69,914
Xenia Rural Water District, Capital Loan Notes, Revenue Bonds
2.00%, due 12/1/18	225,000	225,549
3.00%, due 12/1/19	375,000	383,295
3.00%, due 12/1/20	325,000	334,464

		3,120,921

	Principal Amount	Value
Kentucky 0.2%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds Series A 4.00%, due 2/1/18	$650,000	$653,601

Louisiana 2.2%
Bossier City LA, Public Improvement Sales & Tax, Revenue Bonds
2.00%, due 12/1/18	500,000	501,025
2.00%, due 12/1/19	650,000	650,585
2.25%, due 12/1/20	500,000	501,395
City of New Orleans LA, Water System, Revenue Bonds 3.00%, due 12/1/18	250,000	254,490
City of Shreveport LA, Airport System, Revenue Bonds Series B, Insured: AGM 2.452%, due 1/1/19	500,000	500,040
City of Shreveport LA, Water & Sewer, Junior Lien, Revenue Bonds Series C, Insured: BAM 1.90%, due 12/1/18	1,120,000	1,115,150
Lafayette Public Trust Financing Authority, Ragin Cajun Facilities-Housing & Parking Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/18	705,000	729,795
Louisiana Local Government Environmental Facilities & Community Development Authority, University Student Housing, Revenue Bonds
Series A, Insured: AGM 2.00%, due 10/1/19	555,000	561,371
Insured: AGM 3.00%, due 10/1/18	865,000	879,022
Series A, Insured: AGM 3.00%, due 10/1/20	575,000	600,168
Louisiana Public Facilities Authority, Nineteenth Judicial District, Revenue Bonds Series C, Insured: AGM 5.00%, due 6/1/18	245,000	250,108

		6,543,149

Maryland 0.3%
Maryland Health & Higher Educational Facilities Authority, Edenwald Issue, Revenue Bonds 3.00%, due 1/1/18	705,000	707,143

16	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Revenue Bonds 5.00%, due 7/1/18	$300,000	$306,885

		1,014,028

Massachusetts 2.8%
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/19	985,000	1,040,199
5.00%, due 10/1/20	760,000	821,074
Massachusetts Development Finance Agency, UMass Memorial Health Care, Revenue Bonds Series I 5.00%, due 7/1/18	1,000,000	1,024,090
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds 5.00%, due 9/1/18	225,000	231,433
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds 5.00%, due 1/1/20	200,000	215,692
♦Massachusetts Housing Finance Agency, Revenue Bonds Series B 2.60%, due 12/1/39 (b)	5,000,000	5,033,550

		8,366,038

Michigan 2.5%
County of Genesee MI, Water Supply System, Limited General Obligation
Series B, Insured: BAM 5.00%, due 2/1/18	150,000	151,419
Series B, Insured: BAM 5.00%, due 2/1/19	200,000	209,122
County of Wayne MI, Limited General Obligation 4.25%, due 12/1/18	1,360,000	1,370,159
Harper Woods School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/19	500,000	528,800
Lincoln Consolidated School District, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 5/1/19	1,180,000	1,244,346
Livonia Public Schools, School District, Unlimited General Obligation Insured: AGM 4.00%, due 5/1/18	210,000	212,927

	Principal Amount	Value
Michigan (continued)
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
4.00%, due 12/1/17	$200,000	$200,400
5.00%, due 12/1/18	200,000	206,662
Saline Area Schools, Unlimited General Obligation Insured:Q-SBLF 1.741%, due 5/1/19	2,300,000	2,294,595
Warren Consolidated Schools, Unlimited General Obligation Series B, Insured: BAM 5.00%, due 5/1/19	1,080,000	1,138,396

		7,556,826

Minnesota 0.9%
City of Minneapolis MN / St. Paul Housing & Redevelopment Authority, Allina Health Systems, Revenue Bonds Series B-1 0.90%, due 11/15/35 (b)	1,200,000	1,200,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System Project, Revenue Bonds 5.00%, due 11/15/18	1,350,000	1,404,661

		2,604,661

Mississippi 1.0%
City of Jackson MS Water & Sewer System, Revenue Bonds
Insured: BAM 4.00%, due 9/1/18	380,000	387,805
Insured: BAM 4.00%, due 9/1/20	625,000	661,344
Mississippi Development Bank, Biloxi Mississippi Project, Revenue Bonds Insured: BAM 4.00%, due 11/1/20	650,000	697,053
Mississippi Development Bank, Canton Public School District, Revenue Bonds
Insured: AGM 4.00%, due 12/1/17	260,000	260,562
Insured: AGM 4.00%, due 12/1/18	935,000	963,321

		2,970,085

Missouri 1.2%
Health & Educational Facilities Authority of the State of Missouri, Kansas City Art Institute, Revenue Bonds 0.94%, due 12/1/35 (b)	1,100,000	1,100,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, St. Louis University, Revenue Bonds Series B-1 0.90%, due 10/1/35 (b)	$2,090,000	$2,090,000
St. Louis Municipal Finance Corp., Carnahan Courthouse, Revenue Bonds Series A 3.00%, due 2/15/18	460,000	462,392

		3,652,392

Nebraska 0.5%
Douglas County Hospital Authority No. 2, Children’s Hospital, Revenue Bonds 0.91%, due 8/15/32 (b)	1,500,000	1,500,000

Nevada 0.7%
County of Humboldt N.V., Sierra Pacific Power Co., Revenue Bonds Series A 1.25%, due 10/1/29 (b)	2,250,000	2,238,052

New Hampshire 0.1%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds Series B, Insured: AGC (zero coupon), due 1/1/18	100,000	99,496
New Hampshire Health & Education Facilities Authority, Kendel At Hanover, Revenue Bonds 3.00%, due 10/1/18	200,000	202,638

		302,134

New Jersey 10.5%
Atlantic County Improvement Authority, Stockton University Atlantic City, Revenue Bonds Series B, Insured: AGM 5.00%, due 9/1/20	3,745,000	4,119,987
Borough of North Plainfield NJ, Unlimited General Obligation Insured: MAC 3.00%, due 6/1/20	330,000	342,820
Carteret Board of Education, Certificates of Participation Insured: BAM 4.00%, due 1/15/19	315,000	324,998
Casino Reinvestment Development Authority, Revenue Bonds 5.00%, due 11/1/18	255,000	261,928

	Principal Amount	Value
New Jersey (continued)
City of Bayonne NJ, Unlimited General Obligation Insured: AGM 4.00%, due 7/15/19	$1,000,000	$1,043,060
Garden State Preservation Trust, Revenue Bonds Series C, Insured: AGM 5.125%, due 11/1/19	3,175,000	3,409,093
Greater Egg Harbor Regional High School District, Unlimited General Obligation
Insured: AGM 4.00%, due 2/1/19	750,000	774,577
Insured: AGM 4.00%, due 2/1/20	1,000,000	1,056,850
New Jersey Health Care Facilities Financing Authority, Palisades Medical Center, Revenue Bonds 3.15%, due 7/1/18	180,000	182,385
New Jersey Health Care Facilities Financing Authority, Princeton Healthcare System, Revenue Bonds 5.00%, due 7/1/18	640,000	654,253
New Jersey State Economic Development Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 7/1/27	2,525,000	3,011,264
♦New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series B-2, Insured: XLCA 5.00%, due 12/15/17	405,000	406,754
Series C, Insured: AGM 5.50%, due 12/15/17	420,000	422,071
Series B, Insured: NATL-RE 5.50%, due 12/15/20	5,000,000	5,516,950
♦New Jersey Turnpike Authority, Revenue Bonds 1.348%, due 1/1/22 (b)	6,000,000	5,999,640
State of New Jersey, Unlimited General Obligation
Series L, Insured: AMBAC 5.25%, due 7/15/18	2,045,000	2,101,585
Series M, Insured: AMBAC 5.50%, due 7/15/19	225,000	240,386
Town of Hammonton NJ, Unlimited General Obligation Insured: AGM 4.00%, due 2/1/18	750,000	755,565
Trenton Parking Authority, Revenue Bonds
Series A, Insured: AGM 2.49%, due 10/1/19	170,000	167,829

18	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
Trenton Parking Authority, Revenue Bonds (continued)
Series A, Insured: AGM 2.80%, due 10/1/20	$180,000	$177,106
Series B, Insured: AGM 4.00%, due 4/1/19	250,000	259,280

		31,228,381

New York 6.8%
City of New York NY, Unlimited General Obligation Series I 0.93%, due 4/1/36 (b)	3,500,000	3,500,000
County of Rockland NY, Public Improvement, Limited General Obligation Insured: AGM 2.00%, due 12/1/18	655,000	660,463
Metropolitan Transportation Authority, Revenue Bonds Series A-1 0.92%, due 11/1/31 (b)	4,800,000	4,800,000
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds Series A 0.95%, due 5/1/42 (b)	2,700,000	2,700,000
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds Series C, Insured: AGM 2.47%, due 4/1/24 (b)	4,300,000	4,300,086
Village of Johnson City NY, Limited General Obligation 4.00%, due 10/4/18	3,000,000	3,016,410
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds 5.00%, due 11/1/19	1,145,000	1,217,261

		20,194,220

Ohio 5.0%
City of Cincinnati OH, Unlimited General Obligation Series D 1.837%, due 12/1/18	200,000	200,296
City of Toledo OH, Limited General Obligation Insured: AGM 4.00%, due 12/1/19	1,540,000	1,625,070
Cleveland Department of Public Utilities Division of Public Power, Revenue Bonds Series A, Insured: AGM 5.00%, due 11/15/20	3,000,000	3,318,030

	Principal Amount	Value
Ohio (continued)
Ohio Higher Educational Facility Commission, Otterbein University Project, Revenue Bonds Series A 4.00%, due 12/1/19	$915,000	$956,678
♦State of Ohio, Capital Facilities Lease-Appropriation, Revenue Bonds Series C 0.90%, due 10/1/36 (b)	8,800,000	8,800,000

		14,900,074

Pennsylvania 8.0%
Capital Region Water, Revenue Bonds Series A 5.00%, due 7/15/19	1,300,000	1,382,316
Centre County Hospital Authority, Mount Nittany Medical Center, Revenue Bonds
Series B 3.00%, due 11/15/20	100,000	104,578
Series A 4.00%, due 11/15/18	100,000	102,853
Series A 4.00%, due 11/15/19	240,000	253,042
City of Reading PA, Unlimited General Obligation Insured: BAM 4.00%, due 11/1/19	620,000	648,384
♦County of Beaver PA, Unlimited General Obligation
Series B, Insured: BAM 1.948%, due 11/15/18	2,015,000	2,012,300
Series B, Insured: BAM 2.18%, due 11/15/19	4,215,000	4,206,654
Dauphin County General Authority, Pinnacle Health System Project, Revenue Bonds Series A 5.00%, due 6/1/20	500,000	545,385
Doylestown Hospital Authority, Revenue Bonds Series A, Insured: AGC 5.00%, due 7/1/18	245,000	251,399
General Authority of Southcentral Pennsylvania, Hanover Hospital, Inc., Revenue Bonds
4.00%, due 12/1/17	100,000	100,202
4.00%, due 12/1/18	185,000	189,335
Hazleton Area School District, Limited General Obligation
Series B, Insured: BAM 2.00%, due 3/1/20	375,000	378,416
Series A, Insured: BAM 4.00%, due 3/1/20	600,000	632,946

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Lancaster Higher Education Authority, Harrisburg Area Community, Revenue Bonds
Series A, Insured: BAM 5.00%, due 10/1/19	$685,000	$730,326
Series A, Insured: BAM 5.00%, due 10/1/20	840,000	918,464
Lycoming County Authority, Pennsylvania College of Technology, Revenue Bonds
4.00%, due 10/1/19	755,000	793,550
4.00%, due 10/1/20	1,730,000	1,850,287
Philadelphia Authority for Industrial Development, Zero Coupon-Retirement System, Revenue Bonds Series B, Insured: AMBAC (zero coupon), due 4/15/18	360,000	356,566
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds
Series 14T 5.00%, due 10/1/19	750,000	803,168
Series 14T 5.00%, due 10/1/20	750,000	828,405
Reading School District, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 2/1/18	790,000	797,189
State Public School Building Authority, Chester Upland School, Revenue Bonds Series A, Insured: AGM 5.00%, due 9/15/18	1,140,000	1,177,346
State Public School Building Authority, Harrisburg School District Project, Revenue Bonds Insured: AGM 4.00%, due 12/1/20	910,000	973,118
State Public School Building Authority, Revenue Bonds Series B, Insured: AGM 2.116%, due 12/1/20	2,020,000	1,986,751
Trinity Area School District, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/18	950,000	974,282
West Mifflin School District, Unlimited General Obligation Insured: AGM 5.00%, due 10/1/18	500,000	517,820

	Principal Amount	Value
Pennsylvania (continued)
Western Wayne School District, Limited General Obligation Insured: BAM 4.00%, due 4/1/18	$290,000	$293,593

		23,808,675

Puerto Rico 6.3%
Commonwealth of Puerto Rico, CPI- Linked Bonds-Public Improvement, Unlimited General Obligation Series A, Insured: AGC 3.22%, due 7/1/20	315,000	312,864
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 4.75%, due 7/1/18	110,000	111,558
Insured: AGM 5.25%, due 7/1/18	190,000	193,312
Insured: AGM 5.25%, due 7/1/20	710,000	750,016
Series A, Insured: NATL-RE 5.50%, due 7/1/18	1,755,000	1,779,254
Insured: AGC 5.50%, due 7/1/18	150,000	152,859
Insured: AGM 5.50%, due 7/1/19	190,000	198,024
Series A, Insured: NATL-RE 5.50%, due 7/1/19	3,465,000	3,564,549
Series A, Insured: NATL-RE 5.50%, due 7/1/20	320,000	332,406
Commonwealth of Puerto Rico, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 7/1/18	470,000	458,696
♦Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: NATL-RE 4.00%, due 7/1/18	75,000	75,305
Series UU, Insured: NATL-RE 4.50%, due 7/1/18	2,500,000	2,518,300
Series SS, Insured: NATL-RE 5.00%, due 7/1/18	1,525,000	1,528,812
Series MM, Insured: NATL-RE 5.00%, due 7/1/19	230,000	234,770
Insured: NATL-RE 5.00%, due 7/1/19	215,000	219,459
Series MM, Insured: NATL-RE 5.00%, due 7/1/20	240,000	246,300
Series:N, Insured: NATL-RE 5.25%, due 7/1/19	350,000	358,659
Series:L, Insured: NATL-RE 5.50%, due 7/1/19	20,000	20,575

20	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series E, Insured: AGM 5.50%, due 7/1/18	$260,000	$264,956
Series AA, Insured: NATL-RE 5.50%, due 7/1/19	1,065,000	1,095,597
Series Z, Insured: AGM 6.00%, due 7/1/18	2,035,000	2,080,442
Puerto Rico Housing Finance Authority, Sub-Capital Fund Program-Modernization, Revenue Bonds 4.625%, due 12/1/18	100,000	103,478
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/19	240,000	243,398
Series A, Insured: AGM 5.25%, due 8/1/19	250,000	254,653
Series C, Insured: AGM 5.25%, due 8/1/19	795,000	826,848
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series F, Insured: NATL-RE 5.25%, due 7/1/19	700,000	717,318

		18,642,408

Rhode Island 0.9%
Rhode Island Commerce Corp., Grant Anticipation Rhode Island Department, Revenue Bonds Series A 5.00%, due 6/15/20	1,000,000	1,095,240
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/20	1,500,000	1,613,430

		2,708,670

South Carolina 1.1%
SCAGO Educational Facilities Corp. for Williamsburg School District, Revenue Bonds
Series A, Insured: BAM 1.87%, due 12/1/17	345,000	344,903
Series A, Insured: BAM 2.26%, due 12/1/18	555,000	552,369
Series A, Insured: BAM 2.54%, due 12/1/19	425,000	424,694
Series A, Insured: BAM 2.69%, due 12/1/20	500,000	495,960

	Principal Amount	Value
South Carolina (continued)
SCAGO Educational Facilities Corp. for Williamsburg School District, Revenue Bonds (continued)
Series A, Insured: BAM 2.92%, due 12/1/21	$100,000	$99,968
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds Series A 5.00%, due 8/1/18	350,000	358,292
Sumter Two School Facilities, Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/19	1,065,000	1,139,241

		3,415,427

Tennessee 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A 4.00%, due 10/1/18	250,000	255,557
Series A 4.00%, due 10/1/19	200,000	208,932

		464,489

Texas 1.6%
Harris County Municipal Utility District No. 419, Unlimited General Obligation
Insured: AGM 3.00%, due 9/1/18	150,000	152,099
Insured: AGM 3.00%, due 9/1/19	735,000	757,388
Insured: AGM 3.00%, due 9/1/20	500,000	515,640
Kerrville Health Facilities Development Corp., Peterson Regional Medical Center Project, Revenue Bonds 4.00%, due 8/15/18	555,000	565,267
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds Series A 3.00%, due 11/15/17	565,000	565,401
Texas State Public Finance Authority, Financing System Texas Southern University, Revenue Bonds
Insured: BAM 4.00%, due 5/1/19	1,000,000	1,036,730
Insured: BAM 4.00%, due 5/1/20	1,000,000	1,062,570

		4,655,095

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Virgin Islands 0.8%
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/19	$1,810,000	$1,422,171
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds Series B 5.00%, due 10/1/18	1,000,000	889,160

		2,311,331

Utah 0.5%
South Davis Sewer District, Revenue Bonds
Series A 3.00%, due 12/1/19	300,000	303,414
Series A 3.00%, due 12/1/20	250,000	252,747
Series A 3.00%, due 12/1/21	200,000	201,776
Utah Infrastructure Agency, Revenue Bonds 1.00%, due 10/15/18	630,000	628,690

		1,386,627

Vermont 0.1%
Vermont Educational & Health Building Financing Agency, Saint Michael’s College-Green Bond, Revenue Bonds
4.00%, due 10/1/18	125,000	127,870
4.00%, due 10/1/19	130,000	135,832

		263,702

Virginia 0.1%
Lexington Industrial Development Authority, Kendal At Lexington, Revenue Bonds 3.00%, due 1/1/19	300,000	304,473

Total Municipal Bonds (Cost $249,662,931)		249,113,779

	Principal Amount	Value
U.S. Government & Federal Agencies 0.0%‡
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 11/1/18	$6,414	$6,523

Total U.S. Government & Federal Agencies (Cost $6,392)		6,523

Total Long-Term Bonds (Cost $297,555,897)		297,002,916

Short-Term Investment 0.2%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.34%, dated 10/31/17 due 11/1/17 Proceeds at Maturity $472,640 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 5/15/23, with a Principal Amount of $490,000 and a Market Value of $485,441)	472,635	472,635

Total Short-Term Investment (Cost $472,635)		472,635

Total Investments (Cost $298,028,532)	100.0%	297,475,551
Other Assets, Less Liabilities	0.0‡	23,898
Net Assets	100.0%	$297,499,449

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2017.

(c)	Interest on these securities was subject to alternative minimum tax.

The following abbreviation is used in the preceding pages:

Q-SBLF—Qualified School Bond Loan Fund

As of October 31, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(65)	December 2017	$(14,054,079)	$(13,998,359)	$55,720

1.	As of October 31, 2017, cash in the amount of $24,700 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2017.

22	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

MAC—Municipal Assurance Corp.

NATL-RE—National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$47,882,614	$—	$47,882,614
Municipal Bonds	—	249,113,779	—	249,113,779
U.S. Government & Federal Agencies	—	6,523	—	6,523

Total Long-Term Bonds	—	297,002,916	—	297,002,916

Short-Term Investment
Repurchase Agreement	—	472,635	—	472,635

Total Investments in Securities	—	297,475,551	—	297,475,551

Other Financial Instruments
Futures Contracts (b)	55,720	—	—	55,720

Total Investments in Securities and Other Financial Instruments	$55,720	$297,475,551	$—	$297,531,271

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of October 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $298,028,532)	$297,475,551
Cash	3,647,806
Cash collateral on deposit at broker for futures contracts	24,700
Receivables:
Interest	2,850,006
Fund shares sold	1,567,093
Variation margin on futures contracts	4,943
Other assets	31,625

Total assets	305,601,724

Liabilities
Payables:
Investment securities purchased	5,597,049
Fund shares redeemed	2,255,662
Manager (See Note 3)	96,872
NYLIFE Distributors (See Note 3)	28,255
Shareholder communication	24,624
Transfer agent (See Note 3)	13,380
Professional fees	10,279
Custodian	1,311
Trustees	443
Accrued expenses	9,360
Dividend payable	65,040

Total liabilities	8,102,275

Net assets	$297,499,449

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,116
Additional paid-in capital	298,035,166

298,066,282
Distributions in excess of net investment income	(8,759)
Accumulated net realized gain (loss) on investments and futures transactions	(60,813)
Net unrealized appreciation (depreciation) on investments and futures contracts	(497,261)

Net assets	$297,499,449

Class A
Net assets applicable to outstanding shares	$130,406,705

Shares of beneficial interest outstanding	13,637,455

Net asset value per share outstanding	$9.56
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.66

Investor Class
Net assets applicable to outstanding shares	$2,630,360

Shares of beneficial interest outstanding	274,365

Net asset value per share outstanding	$9.59
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.69

Class I
Net assets applicable to outstanding shares	$164,462,384

Shares of beneficial interest outstanding	17,204,373

Net asset value and offering price per share outstanding	$9.56

24	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended October 31, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,673,493
Other income	69

Total income	2,673,562

Expenses
Manager (See Note 3)	673,592
Distribution/Service—Class A (See Note 3)	169,238
Distribution/Service—Investor Class (See Note 3)	4,223
Transfer agent (See Note 3)	61,464
Professional fees	49,965
Registration	45,937
Shareholder communication	30,977
Custodian	4,512
Trustees	3,778
Miscellaneous	10,384

Total expenses before waiver/reimbursement	1,054,070
Expense waiver/reimbursement from Manager (See Note 3)	(89,907)

Net expenses	964,163

Net investment income (loss)	1,709,399

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	70,254
Futures transactions	(9,700)

Net realized gain (loss) on investments and futures transactions	60,554

Net change in unrealized appreciation (depreciation) on:
Investments	(188,444)
Futures contracts	56,875

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(131,569)

Net realized and unrealized gain (loss) on investments and futures transactions	(71,015)

Net increase (decrease) in net assets resulting from operations	$1,638,384

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended October 31, 2017 (Unaudited) and year ended April 30, 2017

	2017	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,709,399	$3,287,578
Net realized gain (loss) on investments and futures transactions	60,554	(121,367)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(131,569)	(1,854,747)

Net increase (decrease) in net assets resulting from operations	1,638,384	1,311,464

Dividends and distributions to shareholders:
From net investment income:
Class A	(668,782)	(1,207,961)
Investor Class	(9,113)	(15,325)
Class I	(1,031,518)	(2,064,286)

	(1,709,413)	(3,287,572)

From net realized gain on investments:
Class A	—	(17,078)
Investor Class	—	(360)
Class I	—	(18,118)

	—	(35,556)

Total dividends and distributions to shareholders	(1,709,413)	(3,323,128)

Capital share transactions:
Net proceeds from sale of shares	94,069,486	471,777,305
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,317,219	2,571,117
Cost of shares redeemed	(113,282,794)	(483,669,917)

Increase (decrease) in net assets derived from capital share transactions	(17,896,089)	(9,321,495)

Net increase (decrease) in net assets	(17,967,118)	(11,333,159)

Net Assets
Beginning of period	315,466,567	326,799,726

End of period	$297,499,449	$315,466,567

Distributions in excess of net investment income at end of period	$(8,759)	$(8,745)

26	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended October 31,		Year ended April 30,		November 1, 2014** through April 30,	Year Ended October 31,
Class A	2017*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.56		$9.61	$9.54	$9.54	$9.59	$9.68

Net investment income (loss) (a)	0.05		0.08	0.07	0.01	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.05)	0.06	0.01	(0.03)	(0.05)

Total from investment operations	0.05		0.03	0.13	0.02	0.01	—

Less dividends and distributions:
From net investment income	(0.05)		(0.08)	(0.06)	(0.01)	(0.04)	(0.05)
From net realized gain on investments	—		(0.00)‡	—	(0.01)	(0.02)	(0.04)

Total dividends and distributions	(0.05)		(0.08)	(0.06)	(0.02)	(0.06)	(0.09)

Net asset value at end of period	$9.56		$9.56	$9.61	$9.54	$9.54	$9.59

Total investment return (b)	0.50%		0.27%	1.41%	0.27%	0.09%	0.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99	%††	0.79%	0.69%	0.33%††	0.41%	0.57%
Net expenses	0.80	%††	0.80%	0.80%	0.86%††	0.86%	0.88%
Expenses (before waiver/reimbursement)	0.83	%††	0.84%	0.94%	1.24%††	1.07%	1.13%
Portfolio turnover rate	31%		85%	66%	7%	30%	67%
Net assets at end of period (in 000’s)	$130,407		$147,029	$111,768	$18,908	$20,086	$24,657

*	Unaudited.
**	The Fund changed its fiscal year end from October 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended October 31,		Year ended April 30,		November 1, 2014** through April 30,		Year Ended October 31,
Investor Class	2017*		2017	2016	2015		2014	2013
Net asset value at beginning of period	$9.59		$9.64	$9.56	$9.57		$9.61	$9.71

Net investment income (loss) (a)	0.03		0.04	0.03	(0.00	)‡	0.01	0.02
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.05)	0.07	0.00	‡	(0.02)	(0.06)

Total from investment operations	0.03		(0.01)	0.10	0.00	‡	(0.01)	(0.04)

Less dividends and distributions:
From net investment income	(0.03)		(0.04)	(0.02)	(0.00	)‡	(0.01)	(0.02)
From net realized gain on investments	—		(0.00)‡	—	(0.01)		(0.02)	(0.04)

Total dividends and distributions	(0.03)		(0.04)	(0.02)	(0.01)		(0.03)	(0.06)

Net asset value at end of period	$9.59		$9.59	$9.64	$9.56		$9.57	$9.61

Total investment return (b)	0.27%		(0.09%)	1.06%	0.02%		(0.15%)	(0.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54	%††	0.42%	0.30%	(0.03	%)††	0.02%	0.22%
Net expenses	1.25	%††	1.17%	1.20%	1.22	% ††	1.24%	1.23%
Expenses (before waiver/reimbursement)	1.28	%††	1.22%	1.33%	1.60	% ††	1.45%	1.47%
Portfolio turnover rate	31%		85%	66%	7%		30%	67%
Net assets at end of period (in 000’s)	$2,630		$3,639	$3,663	$3,552		$3,844	$3,965

*	Unaudited.
**	The Fund changed its fiscal year end from October 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended October 31,		Year ended April 30,		November 1, 2014** through April 30,	Year Ended October 31,
Class I	2017*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.56		$9.61	$9.54	$9.54	$9.58	$9.68

Net investment income (loss) (a)	0.06		0.10	0.09	0.03	0.05	0.08
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.05)	0.07	0.01	(0.01)	(0.06)

Total from investment operations	0.06		0.05	0.16	0.04	0.04	0.02

Less dividends and distributions:
From net investment income	(0.06)		(0.10)	(0.09)	(0.03)	(0.06)	(0.08)
From net realized gain on investments	—		(0.00)‡	—	(0.01)	(0.02)	(0.04)

Total dividends and distributions	(0.06)		(0.10)	(0.09)	(0.04)	(0.08)	(0.12)

Net asset value at end of period	$9.56		$9.56	$9.61	$9.54	$9.54	$9.58

Total investment return (b)	0.65%		0.54%	1.66%	0.40%	0.45%	0.19%
Net investment income (loss)	1.28	%††	1.04%	0.93%	0.56%††	0.66%	0.79%
Net expenses	0.50	%††	0.54%	0.55%	0.61%††	0.61%	0.63%
Expenses (before waiver/reimbursement)	0.58	%††	0.59%	0.68%	0.99%††	0.82%	0.88%
Portfolio turnover rate	31%		85%	66%	7%	30%	67%
Net assets at end of period (in 000’s)	$164,462		$164,798	$211,369	$30,626	$43,509	$60,437

*	Unaudited.
**	The Fund changed its fiscal year end from October 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

28	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2017, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions of Class A and Investor Class shares made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV and to not be subject to a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and Class T shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek after tax total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for dis-

29

Notes to Financial Statements (Unaudited) (continued)

closure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended October 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

30	MainStay Tax Advantaged Short Term Bond Fund

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund may realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred. Income from payment-in-kind securities, to the extent the Fund held any such shares during the six-month period ended October 31, 2017, is accreted daily based on the effective interest method.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that

31

Notes to Financial Statements (Unaudited) (continued)

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return

32	MainStay Tax Advantaged Short Term Bond Fund

securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended October 31, 2017, the Fund did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Municipal Bond Risk.  The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects that may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2017, 99.4% of the Puerto Rico municipal securities held by the Fund were insured.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$55,720	$55,720

Total Fair Value		$55,720	$55,720

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(9,700)	$(9,700)

Total Realized Gain (Loss)		$(9,700)	$(9,700)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	56,875	56,875

Total Change in Unrealized Appreciation (Depreciation)		$56,875	$56,875

33

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(14,043,385)	$(14,043,385)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% on all assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed: Class A, 0.80% and effective February 28, 2017, Class I, 0.50% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. New York Life Investments will waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until August 29, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended October 31, 2017, New York Life Investments earned fees from the Fund in the amount of $673,592 and waived its fees and/or reimbursed expenses in the amount of $89,907.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended October 31, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,889 and $199, respectively.

During the six-month period ended October 31, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $20,305.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended October 31, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$24,427
Investor Class	8,225
Class I	28,812

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

34	MainStay Tax Advantaged Short Term Bond Fund

(F)  Capital.  As of October 31, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$11,746,724	9.0%

Note 4–Federal Income Tax

As of October 31, 2017, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$298,028,532	$736,032	$(1,233,293)	$(497,261)

During the year ended April 30, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$695,150
Exempt Interest Dividends	2,626,933
Long-Term Capital Gain	1,045
Total	$3,323,128

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 1, 2017, the aggregate commitment amount and commitment fee of the previous credit agreement were the same as those under the Credit Agreement, but Bank of New York Mellon served as agent to the syndicate. During the six-month period ended October 31, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended October 31, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended October 31, 2017, purchases and sales of U.S. government securities were $— and $5, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $88,582 and $91,613, respectively.

The Fund may purchase securities from or sell to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the six-month period ended October 31, 2017, such purchases were $2,506,836.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended October 31, 2017:
Shares sold	4,583,508	$43,903,569
Shares issued to shareholders in reinvestment of dividends and distributions	59,241	567,402
Shares redeemed	(6,248,794)	(59,847,909)

Net increase (decrease) in shares outstanding before conversion	(1,606,045)	(15,376,938)
Shares converted into Class A (See Note 1)	8,911	85,635
Shares converted from Class A (See Note 1)	(137,248)	(1,318,860)

Net increase (decrease)	(1,734,382)	$(16,610,163)

Year ended April 30, 2017:
Shares sold	20,374,801	$195,061,465
Shares issued to shareholders in reinvestment of dividends and distributions	93,461	894,406
Shares redeemed	(16,195,823)	(154,857,745)

Net increase (decrease) in shares outstanding before conversion	4,272,439	41,098,126
Shares converted into Class A (See Note 1)	20,108	192,391
Shares converted from Class A (See Note 1)	(549,534)	(5,250,386)

Net increase (decrease)	3,743,013	$36,040,131

35

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended October 31, 2017:
Shares sold	(41,059)	$(392,132)
Shares issued to shareholders in reinvestment of dividends and distributions	887	8,521
Shares redeemed	(193,604)	(1,860,010)

Net increase (decrease) in shares outstanding before conversion	(233,776)	(2,243,621)
Shares converted into Investor Class (See Note 1)	137,543	1,318,860
Shares converted from Investor Class (See Note 1)	(8,930)	(85,635)

Net increase (decrease)	(105,163)	$(1,010,396)

Year ended April 30, 2017:
Shares sold	74,047	$710,846
Shares issued to shareholders in reinvestment of dividends and distributions	1,611	15,460
Shares redeemed	(79,445)	(761,706)

Net increase (decrease) in shares outstanding before conversion	(3,787)	(35,400)
Shares converted into Investor Class (See Note 1)	23,293	223,692
Shares converted from Investor Class (See Note 1)	(20,060)	(192,391)

Net increase (decrease)	(554)	$(4,099)

Class I	Shares	Amount
Six-month period ended October 31, 2017:
Shares sold	5,279,782	$50,558,049
Shares issued to shareholders in reinvestment of dividends and distributions	77,421	741,296
Shares redeemed	(5,387,878)	(51,574,875)

Net increase (decrease)	(30,675)	$(275,530)

Year ended April 30, 2017:
Shares sold	28,808,153	$276,004,994
Shares issued to shareholders in reinvestment of dividends and distributions	173,482	1,661,251
Shares redeemed	(34,268,427)	(328,050,466)

Net increase (decrease) in shares outstanding before conversion	(5,286,792)	(50,384,221)
Shares converted into Class I (See Note 1)	526,695	5,026,694

Net increase (decrease)	(4,760,097)	$(45,357,527)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay Tax Advantaged Short Term Bond Fund

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To elect eight Trustees to the Board; and

2.	To approve amendments of the fundamental investment restrictions for certain funds.

On or about September 28, 2017, shareholders of record of the Funds as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Funds were asked to consider and approve the Proposals, applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and Proposal 1 passed. The Special Meeting was adjourned with respect to Proposal 2. We reconvened the Special Meeting on December 14, 2017. However, Proposal 2 did not pass.

The results of the Special Meeting (all Funds and classes thereof voting together on Proposal 1) were as follows:

Proposal 1—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Witheld	Total
1,395,315,558.515	20,770,500.840	1,416,086,059.355

David H. Chow:

Votes For	Votes Witheld	Total
1,397,917,470.765	18,168,588.590	1,416,086,059.355

Susan B. Kerley:

Votes For	Votes Witheld	Total
1,396,818,692.317	19,267,367.038	1,416,086,059.355

Alan R. Latshaw:

Votes For	Votes Witheld	Total
1,396,373,783.248	19,712,276.107	1,416,086,059.355

Peter Meenan:

Votes For	Votes Witheld	Total
1,395,471,167.907	20,614,891.448	1,416,086,059.355

Richard H. Nolan, Jr.:

Votes For	Votes Witheld	Total
1,395,958,365.396	20,127,693.959	1,416,086,059.355

Jacques P. Perold:

Votes For	Votes Witheld	Total
1,396,793,762.076	19,292,297.279	1,416,086,059.355

Richard S. Trutanic:

Votes For	Votes Witheld	Total
1,396,080,652.375	20,005,406.980	1,416,086,059.355

Results for Proposal 2 are as follows:

Proposal 2:—To approve amendments of the fundamental investment restrictions:

Proposal 2.A—Borrowing:

Votes For	Votes Against	Abstentions	Broker Non- Votes
14,539,133.453	224,377.740	360,311.225	8,075,530.075

Proposal 2.B—Senior Securities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
14,597,512.229	199,775.198	326,534.991	8,075,530.075

Proposal 2.C—Underwriting Securities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
12,296,986.655	2,463,137.547	363,698.216	8,075,530.075

Proposal 2.D—Real Estate:

Votes For	Votes Against	Abstentions	Broker Non- Votes
14,594,601.232	211,683.794	317,537.392	8,075,530.075

Proposal 2.E—Commodities:

Votes For	Votes Against	Abstentions	Broker Non- Votes
12,290,974.233	2,455,684.716	377,163.469	8,075,530.075

Proposal 2.F—Making Loans:

Votes For	Votes Against	Abstentions	Broker Non- Votes
14,494,844.596	302,665.724	326,312.098	8,075,530.075

Proposal 2.G—Concentration of Investments:

Votes For	Votes Against	Abstentions	Broker Non- Votes
14,595,365.428	209,179.318	319,277.672	8,075,530.075

Proposal 2.H—Diversification:

Votes For	Votes Against	Abstentions	Broker Non- Votes
14,553,893.691	250,235.236	319,693.491	8,075,530.075

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay Tax Advantaged Short Term Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.3

Brussels, Belgium

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716479 MS286-17	MSTAS10-12/17 (NYLIM) NL0B5

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	January 5, 2018

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	January 5, 2018

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.